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                                                                   EXHIBIT 10.14


                               717365 ALBERTA LTD.

                            SHARE PURCHASE AGREEMENT

THIS AGREEMENT dated this 31st day of October, 2000;

AMONG:

                  BRIAN ROBAK, an individual residing in Calgary, Alberta (the "VENDOR")

                                     - and -


                  GEOCAN ENERGY INC., a corporation with offices in Calgary, Alberta (the "PURCHASER"),

         WHEREAS the Vendor is the registered and beneficial owner of all the issued and outstanding shares of the Company;

         AND WHEREAS the Vendor has agreed to sell and transfer, and the Purchaser has agreed to purchase and accept, on the terms and conditions herein set forth, all the Vendor's right, title, estate and interest in and to the Shares;

         NOW THEREFORE THIS AGREEMENT WITNESSETH THAT, in consideration of the premises and of the respective covenants and agreements of the Parties hereinafter set forth, the Parties hereby covenant and agree with one another as follows:

It is agreed as follows:

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Agreement, including the recitals and the Schedules hereto:

         "AGREEMENT" or "THIS AGREEMENT" means this share purchase agreement as amended from time to time after the date hereof in the manner herein provided; the terms "HEREIN", "HERETO", "HEREOF", "HEREUNDER", "HEREBY" and similar terms mean and refer to this Agreement and not, unless a particular provision is expressly stipulated, to any particular provision.

         "ASSETS" means the assets of the Company, including the Petroleum and Natural Gas Rights, the Tangibles and the Miscellaneous Interests.

         "BASIC PURCHASE PRICE" has the meaning ascribed thereto in Section 2.2(a).



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                                        2

         "BUSINESS DAY" means any day, other than a Saturday or Sunday, or a statutory holiday in Calgary, Alberta.

         "CLOSING" means the completion of the purchase and sale of the Shares as contemplated by this Agreement.

         "CLOSING DATE" means December 13, 2000, or such other date as the Vendor and the Purchaser agree in writing.

         "COMPANY" means 717365 Alberta Ltd., a corporation incorporated pursuant to the laws of Alberta with offices in the City of Calgary.

         "ENVIRONMENTAL DEFICIENCY" means any (i) ground water, surface water or aquifer contamination, (ii) soil contamination, (iii) toxic or hazardous substance emission, or (iv) corrosion or deterioration of structures, equipment and other property, the occurrence or existence of which could reasonably be expected to give rise to criminal, quasi-criminal or civil liability on the part of the Vendor or a transferee of the Assets, under presently subsisting Environmental Law.

         "ENVIRONMENTAL LAW" means any federal, provincial or local statute, regulation or rule, any judicial or administrative order or judgement or written administrative request of any governmental or regulatory body having jurisdiction, and any provision or condition of any permit, license or other governmental operating authorization, applicable to the Vendor or the Assets and relating to protection of the environment, persons or the public welfare from actual or potential exposure (or the effects of exposure) to any actual or potential release, discharge, spill or emission (whether past or present) of, or regarding the manufacture, processing, production, gathering, transportation, use, treatment, storage or disposal of, any chemical, raw material, pollutant, contaminant or toxic, corrosive or hazardous substance or waste.

         "FACILITIES" means the specified interest of the Company in all facilities described in Schedule "A", Part II.

         "FINANCIAL STATEMENTS" means the financial statements of the Company attached hereto as Schedule "C" for the previous three years together with unaudited interim financial statements for the period ending September 30, 2000.

         "GAAP" means Canadian generally accepted accounting principles from time to time prescribed by the Canadian Institute of Chartered Accountants, or any successor institute, applicable on a consistent basis.

         "GEOCAN SHARES" means 145,000 common shares of the Purchaser.

         "LANDS" means the lands set forth and described in Schedule "A", Part I, insofar as rights to the Petroleum Substances underlying those Lands are granted by the Leases.

         "LEASES" means, collectively, the leases, reservations, permits, licenses, certificates of title or other documents of title set forth and described in Schedule "A", Part I (or any


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                                        3



         replacement thereof, renewal or extension thereof or leases derived therefrom) by virtue of which the holder thereof is entitled to drill for, win, take, own and remove Petroleum Substances within, upon or under all or any part of the Lands.

         "MISCELLANEOUS INTERESTS" means the interests of the Company in and to all property, assets and rights pertaining or ancillary to the Petroleum and Natural Gas Rights, the Lands, the Leases and the Tangibles (other than the Petroleum and Natural Gas Rights, the Lands, the Leases and the Tangibles) and to which the Company is entitled at the Closing Date including, but not in limitation of the generality of the foregoing, such interests of the Company in:

         (a) all contracts, agreements, documents, production sales contracts, books and records relating to the interest of the Company in the Petroleum and Natural Gas Rights, the Lands, or the Tangibles, and any and all rights in relation thereto;

         (b) all engineering and production data and information directly related to the Petroleum and Natural Gas Rights and the Tangibles which are in the custody of the Company or to which it is entitled including, without limitation, all Proprietary Technical Information;

         (c) all subsisting rights to enter upon, use and occupy the surface of the Lands or any lands which same have been pooled or unitized or the sites of any Tangibles or any lands which are used to gain access to any of the foregoing;

         (d)      existing Well bores and downhole casing; and

         (e) all well, pipeline and other permits, licences and authorizations relating to the Petroleum and Natural Gas Rights, the Lands (or any lands with which the Lands have been pooled or unitized) and the Tangibles.

         "NOTIONAL TAX RETURN" means the pro forma Tax return of the Company, including financial statements of the Company as at September 30, 2000, attached as Schedule "D" for the period from the date of the Company's last Tax return to the Reference Time.

         "PARTIES" means the parties to this Agreement and their respective successors and permitted assigns and "PARTY" means any one of them.

         "PERMITTED ENCUMBRANCES" means:

         (a)      the encumbrances identified in Schedule "A", Part I;

         (b) easements, rights of way, servitudes or other similar rights in land including, without limiting the generality of the foregoing, rights of way and servitudes for railways, roads, sewers, drains, gas and oil pipelines, gas and water mains, electric light, power, telephone, telegraph or cable television conduits, poles, wires and cables;




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                                        4



         (c) the right reserved to or vested in any government or other public authority to terminate any of the Leases or to require annual or other periodic payments as a condition of the continuance thereof;

         (d) rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any of the Assets in any manner, and all applicable laws, rules and orders of any governmental authority;

         (e) the right reserved to or vested in any government or other public authority to levy taxes on Petroleum Substances or the income or revenue therefrom;

         (f) governmental requirements as to production rates on the operations of any property or otherwise affecting the value of any property;

         (g) undetermined or inchoate liens incurred or created as security in favour of the person conducting the operation of any of the Assets for the Company's proportion of the costs and expenses of such operations which costs and expenses are not delinquent as of the Closing Date;

         (h) liens granted in the ordinary course of business to a public utility, municipality or governmental authority in connection with operations conducted with respect to the Assets;

         (i) provisions for penalties and forfeitures under agreements as a consequence of non-participation in operations;

         (j) the reservations, limitations, provisos and conditions in any original grants from the Crown of any of the Lands or interests therein and statutory exceptions to title and the terms and conditions of the Leases; and

         (k) provisions in agreements and plans effecting pooling or unitization.

         "PERSON" means an individual, a partnership, a corporation, a trust, an unincorporated organization, a union, a government or any department or agency thereof and the heirs, executors, administrators or other legal representatives of an individual.

         "PETROLEUM AND NATURAL GAS RIGHTS" means the interests of the Company in and to the Lands and the Leases as set forth in Schedule "A", Part I.

         "PETROLEUM SUBSTANCES" means petroleum, natural gas, related hydrocarbons and any other substances, whether liquid, solid or gaseous, produced in association with such petroleum, natural gas or related hydrocarbons, insofar as rights to the same are granted by way of the Leases.

         "PLACE OF CLOSING" means the offices of Borden Ladner Gervais LLP, Calgary, Alberta or such other place as may be agreed upon in writing by the Vendor and the Purchaser.




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                                       5

         "PRIME RATE" means the annual prime lending rate used from time to time by Alberta Treasury Branches, Main Branch, Calgary, Alberta, for loans made in Canada in Dollars to the bank's preferred commercial borrowers.

         "PROPRIETARY TECHNICAL INFORMATION" means all surveyors' ground elevation records (whether vertical or horizontal), shot point maps, drillers' logs, shooters' records, observer reports and seismograph records, seismograph magnetic tapes, stacked and migrated tapes, monitor records, field records or tapes, record sections and processed seismic sections obtained in or resulting from any seismograph survey conducted on or near the Lands, and geological or geophysical studies and further appraisals or interpretations of same conducted on or near the Lands and owned by the Vendor or to which the Vendor is entitled and, without limitation, such Proprietary Technical Information includes any and all copies of such items whether in hard, digital, magnetic, electronic or any other form.

         "PURCHASE PRICE" has the meaning ascribed thereto in Section 2.2(c).

         "REFERENCE TIME" means 12:01 a.m. (Mountain Time) at Calgary, Alberta, on October 1, 2000.

         "SECURITY INTEREST" means any mortgage, charge, pledge, lien, hypothec, encumbrance, conditional sale, assignment by way of or in effect as security, or security interest whatsoever.

         "SHAREHOLDER DEBT" means any indebtedness, liability or obligation owed by the Company to the Vendor or any Person affiliated with or related to the Vendor.

         "SHARES" means all of the issued and outstanding shares of the Company on the Closing Date and includes any instruments or rights capable of being converted into, exchanged, for or exercised for previously unissued shares of any class of the Company or giving the holder the right on the occurrence of any event or events, including on the payment of money, whether or not such event or events have occurred, to require delivery of previously unissued shares of any class to be issued by the Company, and includes options, warrants, conversion or exchange privileges and similar rights.

         "TANGIBLES" means the interests of the Company in and to the Facilities, and all other tangible depreciable property and assets situate in, on or about the Lands or lands pooled or unitized therewith, including the Wells, used in connection therewith or with production, gathering, processing, transmission, measurement or treatment operations relating to the Petroleum and Natural Gas Rights.

         "TAX" or "TAXES" means all income, capital, gross receipts, sales, use, franchise, profits, property, customs duties, withholding, goods and services, or other taxes, fees, assessments or charges of' any kind whatsoever (including Alberta Energy Utility Board taxes and levies), together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority.


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                                       6

         "WELLS" means all of the wells that are located on the Lands whether producing, suspended, previously abandoned or used as water source, injection, observation or disposal wells.

         "WORKING CAPITAL" means the aggregate of the Company's current assets less the aggregate of the Company's current liabilities as at the Reference Time as shown in the financial statements attached to the Notional Tax Return, all of which shall be determined in accordance with GAAP, subject to adjustment on the basis provided for in Schedule "B".

1.2      SCHEDULES

         The following are the Schedules annexed hereto and incorporated by reference and deemed to be a part hereof:

         Schedule "A"          -    Part I Lands and Leases; Part II
                                    Facilities; Part III Wells

         Schedule "B"          -    Working Capital Adjustments;

         Schedule "C"          -    Financial Statements;

         Schedule "D"          -    Notional Tax Return

         All Schedules hereto are by this reference incorporated into and are part of this Agreement as fully as though contained in the body of this Agreement; provided that wherever any provision of any Schedule to this Agreement conflicts with any provision in the body of this Agreement, the provisions of the body of this Agreement shall prevail. References herein to a "Schedule" shall mean a reference to a Schedule to this Agreement. References in any Schedule to "the Agreement" or "this Agreement" shall mean a reference to this Agreement. References in any Schedule to another Schedule shall mean a reference to a Schedule to this Agreement.

1.3      VENDOR KNOWLEDGE

         Where in this Agreement, or in any certificate or document delivered in connection herewith or to effect any of the transactions contemplated hereby, any statement, representation or warranty is made as to, or as being based on, the knowledge, information or belief of the Vendor, such knowledge, information or belief consists only of the actual knowledge, information or belief of the Vendor as the case may be.

1.4      CURRENCY

         References in this Agreement to "dollars" or "$" are to dollars of the lawful money of Canada for the payment of public and private debts.

1.5      ACCOUNTING TERMS

         All accounting terms not otherwise defined in this Agreement have the meanings assigned to them in accordance with GAAP, and except as otherwise expressly provided herein, all accounting or financial calculations required or permitted under this Agreement shall be made on the basis of GAAP applied on a consistent basis.



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1.6      MEANING NOT AFFECTED BY DIVISION, HEADINGS OR TABLE OF CONTENTS

         The division of this Agreement and the provision of headings or a table of contents for all or any thereof are for convenience of reference only and shall not affect the meaning of this Agreement.

1.7      INVALIDITY OF PROVISIONS

         If any of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

2.       PURCHASE AND SALE; CLOSING

2.1      SALE OF SHARES

         Upon the terms and subject to the conditions of this Agreement, the Purchaser will purchase the Shares from the Vendor and make payment therefor to the Vendor and the Vendor will sell, assign and deliver the Shares to the Purchaser upon receipt of payment therefor.

2.2      PURCHASE PRICE

         In consideration of the sale, assignment and delivery by the Vendor of the Shares the Purchaser shall pay to the Vendor the Purchase Price, determined pursuant to this Section 2.2, such amount, subject to subsequent adjustments herein provided for, to be paid on the Closing Date in the manner provided for in Section 2.5.

         (a) The Purchaser will pay or cause to be paid to the Vendor in the aggregate $260,500 (the "BASIC PURCHASE PRICE"), subject to adjustment and to the further payments as provided for in this Section 2.2;

         (b) The Basic Purchase Price shall be adjusted by an increase or decrease as the case may be for the amount of Working Capital as finally determined in accordance with Schedule "B"; and

         (c) The Basic Purchase Price as adjusted pursuant to Section 2.2(b), is herein called the "PURCHASE PRICE".

2.3      TIME AND PLACE OF CLOSING

         Upon the terms and conditions of this Agreement, the completion of the transfer of the Shares by the Vendor to the Purchaser and the payment by the Purchaser to the Vendor of the Purchase Price will take place at the Place of Closing at 10:00 a.m. (Calgary time) on the Closing Date. All adjustments contemplated by this Agreement shall be effective as of the Reference Time.



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                                       8

2.4      DELIVERIES BY THE VENDOR

         On the Closing Date the Vendor will deliver or cause to be delivered to the Purchaser, in form and content satisfactory to the Purchaser, the following:

         (a) certificates representing the Shares, accompanied by stock transfer powers of attorney duly executed in blank or duly executed instruments of transfer, and any other documents necessary to transfer to the Purchaser good title to the Shares;

         (b) the resignations of all members of the board of directors of the Company, and the resignations of all officers of the Company together with general releases of the Company by each of its directors and officers;

         (c) original share books, share ledgers and minute books and corporate seals of the Company as well as all tax records (including tax returns, notices of assessment, reassessments and tax correspondence), environmental, health and safety files, Worker's Compensation files and other books and records belonging to and relating to the business and operations of the Company;

         (d) the certificates referred to in Sections 2.6(a), (b) and (d) dated the Closing Date duly signed on its behalf;

         (e) a certified copy of a resolution of the Board of Directors of the Company approving the transfer of the Shares by the Vendor to the Purchaser;

         (f) all other documents, instruments and writings reasonably required to be delivered by the Vendor at the Closing Date pursuant to this Agreement or otherwise required in connection herewith;

         (g) substantially all books, records, files (including lease, contract, well and unit files), reports, studies, maps, drawings, logs and other documentary materials of any nature whatsoever pertaining to the Assets, including, without limitation, all geological and engineering reports, records, maps, drawings, logs and other data relating to the Lands; and

         (h) a Certificate of Status for the Company issued under the laws of the Province of Alberta.

2.5      DELIVERIES BY THE PURCHASER

         On the Closing Date the Purchaser will deliver the following to the
Vendor:

         (a) the cash portion of the Purchase Price in the amount of $188,000 (subject to adjustment as contemplated in Section 2.2(b)) by a certified cheque, bank draft or such other means as are agreed upon by the Vendor and the Purchaser to the Vendor;

         (b) the share portion of the Purchase Price by the issuance of the GEOCAN Shares at an assigned value of $0.50 per share to the Vendor;


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                                       9

         (c) the certificates referred to in Sections 2.7(a) and (b) dated the Closing Date duly signed on its behalf; and

         (d) all other documents, instruments and writings reasonably required to be delivered by the Purchaser at the Closing Date pursuant to this Agreement or otherwise required in connection herewith.

2.6      CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASER TO CLOSE

         The obligation of the Purchaser to complete the transactions contemplated hereby is subject to the fulfilment, on or prior to the Closing Date, of the following conditions precedent, each of which is for the exclusive benefit of the Purchaser and any one or more of which may be expressly waived, in whole or in part, by the Purchaser:

         (a)      the representations and warranties of the Vendor contained in
                  Article 3 shall have been true on and as of the date made and on and as of the Closing Date as if made then and a certificate to that effect from the Vendor shall have been delivered to the Purchaser;

         (b) the Vendor shall have complied with or performed, in all respects material to the Purchaser, all of its agreements and covenants in this Agreement to be complied with or performed by it at or prior to the Closing Date and a certificate to that effect from the Vendor, with respect to itself and its compliance and performance shall have been delivered to the Purchaser;

         (c) there shall be no rights of first refusal or other restrictions on the transfer, sale or assignment of the Shares or relating to change in control of the Company which have not been complied with or waived prior to the Closing Date;

         (d) there shall have been no material adverse change in the Assets or the interests of the Company therein or the financial condition of the Company between the Reference Time and the Closing Date and a certificate from the Vendor to the effect that the Vendor has no knowledge of any such material adverse change shall have been delivered to the Purchaser;

         (e)      delivery of all documents by the Vendor as set forth in
                  Section 2.4;

         (f) completion of the transactions contemplated herein shall not violate any order or decree of any court or governmental body of competent jurisdiction;

         (g) all necessary steps and proceedings shall have been taken to permit the Shares to be duly and regularly transferred to and registered in the name of the Purchaser; and

         (h) the Parties shall have obtained all necessary governmental and regulatory approvals required to permit the transactions herein to be completed.




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2.7      CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE VENDOR TO CLOSE

         The obligation of the Vendor to complete the transactions contemplated hereby is subject to the fulfilment, on or prior to the Closing Date, of the following conditions precedent, each of which is for the exclusive benefit of the Vendor and any one or more of which may be waived, in whole or in part, by the Vendor:

         (a) the representations and warranties of the Purchaser contained in Article 4 shall have been true on and as of the date made and, on and as of the Closing Date as if made then and a certificate to that effect from a senior officer of the Purchaser shall have been delivered to the Vendor;

         (b) the Purchaser shall have complied with or performed, in all respects material to the Vendor, all of its agreements and covenants in this Agreement to be complied with or performed by it at or prior to the Closing Date and a certificate to that effect from a senior officer of the Purchaser shall have been delivered to the Vendor; and

         (c) payment or delivery, as applicable, by the Purchaser of the Purchase Price payable pursuant to Sections 2.5(a) and (b) and delivery of all documents by the Purchaser as set forth in
                  Section 2.5.

3.       REPRESENTATIONS AND WARRANTIES OF THE VENDOR

         The Vendor with respect to itself and the Shares or with respect to the Company, as the context indicates, represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date:

3.1      ORGANIZATION

         (a) Standing of the Company: The Company is and at the Closing Date shall continue to be a corporation duly organized and validly subsisting under the laws of its jurisdiction of incorporation as a private company and has all requisite corporate power and authority to own, lease and operate its properties and the Assets and to carry on its business.

         (b) No Subsidiaries: The Company does not have an interest (either directly or indirectly) in any other Person, nor is the Company a party to or bound by any agreement to acquire such an interest.

         (c) Constating Documents: The Purchaser has been provided true, correct and complete copies of the constating documents and by-laws, together with all amendments thereto, with respect to or affecting the Company. No resolutions have been proposed or passed to further amend the foregoing.

         (d) Not a Public Company: The Company is not a "reporting issuer" or otherwise subject to filing and reporting requirements applicable to public companies under relevant securities legislation.


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                                       11


         (e) Officers and Directors: Brian Robak is the President, Secretary-Treasurer and the sole director of the Company. As of the Closing Date the Company will have no employees and will not have any employment, management or field operating contracts that relate to the Assets for which the Company will be responsible after the Closing Date.

3.2      CAPITALIZATION OF THE COMPANY; THE SHARES.

         (a) Issued and Outstanding Shares: The authorized and presently issued and outstanding share capital of the Company as at the date hereof is as follows:


        AUTHORIZED                                  ISSUED AND OUTSTANDING
an unlimited number of Class "A"              Brian Robak - 100 Class "A" Common
Common shares                                 shares

an unlimited number of Class "B"              Nil
Common shares

an unlimited number of Class "C"              Nil
Common shares

         (b) No Treasury Shares: No issued and outstanding Shares of the Company are held in the Company's treasury.

         (c) No Options: There are no outstanding options, calls or rights of any kind relating to or providing for the purchase, delivery or transfer of any presently issued and outstanding Shares or other securities of the Company.

         (d) No Additional Shares: There are no outstanding rights with respect to the capital of the Company that would require the Company to allot or issue any of the unissued Shares of the Company or to create any additional class of Shares.

         (e)      No Shareholder Debt: There is no Shareholder Debt.

         (f) No Shares in Other Companies: The Company does not and on the Closing Date will not own, directly or indirectly, any shares or securities convertible into shares of any other corporation.

         (g) Title to Shares: It is the beneficial owner of its Shares and has good title to the same, free and clear of all Security Interests, equities, claims, options or other encumbrances or voting trusts, proxies or other interests of any nature whatsoever except those in favour of the Purchaser.




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                                       12

3.3      AUTHORITY; BINDING EFFECT

         (a) Authority of the Vendor: It has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

         (b) Binding Agreement: This Agreement constitutes or will constitute at the time of execution and delivery a legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the qualification that such enforcement may be subject to bankruptcy, insolvency, fraudulent preference, reorganization or other laws affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or law).

3.4      NO CONFLICT

         The execution, delivery and performance of this Agreement does not, and the fulfilment and compliance with the terms and conditions and the consummation of the transactions contemplated hereby, will not:

         (a) conflict with any of, or require the consent or waiver of rights of any Person under, the terms, conditions or provisions of the respective constating documents of the Company;

         (b) violate any provision of, or require any consent, authorization or approval under, any law or regulation or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to the Vendor or the Company;

         (c) conflict with, result in a breach of, constitute a default under (whether with notice or the lapse of time or both), or accelerate or permit the acceleration of the performance required by, or require any consent, authorization or approval under, any indenture, mortgage, lien, lease, agreement or instrument to which the Vendor or the Company is a party or by which any of them is bound or to which any of their respective property is subject; or

         (d) result in the creation of any Security Interest upon the Shares or the Assets.

3.5      FINANCIAL STATEMENTS

         The Financial Statements have been prepared, to the knowledge of the Vendor, in accordance with GAAP applied on a consistent basis with prior years and to the knowledge of the Vendor fairly represent the assets, liabilities and financial position of the Company as at the dates thereof. The Financial Statements contain or reflect all adjustments and disclosures necessary in order to make such documents not misleading.



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                                       13

3.6      LITIGATION

         To the knowledge of the Vendor, there are no actions, suits or proceedings pending or threatened against the Company, the Assets, the Shares or the interest of the Vendor in the Shares and the Company is not charged or threatened with a violation of any provision of any federal, provincial or local law or regulation relating to any aspect of its business.

3.7      ENVIRONMENTAL MATTERS

         To the knowledge of the Vendor, the Company, the Assets and the use, maintenance and operation of the Assets has been and is in material compliance with all applicable statutes, regulations, bylaws, codes (whether federal, provincial or municipal) including those relating to Workmen's Compensation, product safety and product liability.

3.8      NO CONTRACTUAL DEFAULT

         The Vendor is not aware of any material default by any party under any material contract involving the Company, nor is the Vendor aware of any facts or circumstances which would, with the giving of notice or the lapse of time, give rise to a default by the Company under a material contract.

3.9      NO BREACH OF ORDER

         The Vendor is not aware of any material default by the Company under any order, writ, injunction or decree of any court or governmental authority having jurisdiction over the Company and which materially adversely affects or relates to the Company.

3.10     TAXES

         (a) Year End: The fiscal year end of the Company for income tax purposes is April 30.

         (b) Returns and Elections to be Filed: The Company has filed in a timely manner or, on or prior to the Closing Date, will file in a timely manner all returns (including the income tax return for the last taxation year of the Company ending April
                  30), elections, declarations and reports and information returns and statements required or advisable to be filed on or prior to the Closing Date and such filings, in the reasonable opinion of the Vendor, have not been materially inaccurate or misleading.

         (c) No Tax Waivers: The Company has not provided any waivers to Canada Customs and Revenue Agency or any other taxing authority for any reason.

         (d) Tax Audits: There are no matters which are the subject of any current discussions with or any agreement with the Canada Customs and Revenue Agency relating to claims for additional Taxes.

         (e) Taxes Paid: The Company has paid all Taxes payable and has not requested any extension of time within which to file or send any return.

         (f) Tax Disputes: No deficiency for any Tax has been proposed, asserted or assessed against the Company and there are no outstanding Tax disputes, audits, proposed adjustments, notices of objection or other appeals.

         (g) Private Company: The Company is a "private corporation" and the Vendor is a resident of Canada for the purposes of the Income Tax Act (Canada).

         (h) Tax Withholding: All Taxes and other assessments and levies which the Company is required to withhold or collect have been (and will be up to the Closing Date) duly withheld and collected and paid over to the proper government authorities.

         (i) Notional Tax Return: To the knowledge of the Vendor, the Notional Tax Return has been properly prepared and sets forth the Tax position of the Company as of the Reference Time.

3.11     ABSENCE OF CERTAIN CHANGES

         (a) There has not been any material adverse change in the business or financial condition of the Company since the date of the most recently dated Financial Statements;

         (b) There has not been any material damage, destruction or loss, whether covered by insurance or not, which has had, or would reasonably be expected to have, a material adverse effect on the business or financial condition of the Company.

3.12     BOOKS AND RECORDS

         The books and records of the Company have been maintained in accordance with prudent business practice and the minute books of the Company contain a complete and accurate record of all resolutions and other corporate actions in lieu of resolutions of its shareholders, board of directors and committees, all of which resolutions or actions have been duly and regularly, passed or adopted.

3.13     PRODUCTION ASSETS, OPERATIONS AND LIABILITIES

         (a) Title to Assets: The Vendor does not warrant the Company's title to the Assets, but the Vendor does represent and warrant that neither the Vendor nor the Company have done anything whereby any of the Company's interest in and to the Assets may be cancelled or determined, nor have they encumbered or alienated the same, and the Assets shall be, at the Closing Date, free and clear of all liens, encumbrances, adverse claims, demands and royalties created by, through or under the Company except for the Permitted Encumbrances. Except as otherwise provided herein, the Vendor represents and warrants that neither the Vendor nor the Company have received notice of any material defect in the Company's title to the Assets and, for the period of time that the Company has owned the Assets, to the knowledge of the Vendor all relevant deposits, rentals and royalties (including delay rentals and shut-in royalties) have been paid within the applicable time limits and all obligations and covenants required to keep the Leases in full force and effect have been performed and observed.

         (b) No Orders: There are no outstanding material orders, notices or similar requirements relating to the Company or the Assets issued by any federal, provincial or municipal authority including, without limitation, occupational health and safety authorities and to the knowledge of the Vendor there are no matters under discussion with any such authorities relating to orders, notices or similar requirements.

         (c) Production Penalties: To the knowledge of the Vendor, no Wells are subject to a production penalty of any kind, there are no facts or circumstances which materially adversely affect the production of Petroleum Substances in respect of the Petroleum and Natural Gas Rights or the receipt, or entitlement, of the Company to revenue attributable to the production thereof.

         (d) Licences and Permits: The Company or its agent possesses valid Well, pipeline and other permits, licences and authorizations required to allow it to carry on its business.

         (e)      AFE's: There are no outstanding authorizations for expenditure
                  (AFE) or cash calls with respect to the Lands, including the unexpended portion thereof and there are no outstanding commitments by the Company to expend funds for its own account where the Company's interest under the authorization for expenditure or outstanding commitment would exceed $25,000.

         (f) Severance Taxes: All ad valorem, property, production, severance and similar taxes and assessments based on or measured by the ownership by the Company of its Petroleum and Natural Gas Rights or the production of Petroleum Substances in respect of such Petroleum and Natural Gas Rights or the receipt by, or the entitlement of, the Company of or to revenue attributable to the production thereof at any time prior to the Closing Date have or will have been properly paid and discharged.

         (g) Gas Balancing: The Company is not a party to or bound by any gas balancing or similar agreements relating to its Assets and there are no take or pay obligations where the Company would be obligated to deliver gas without being paid therefor.

         (h) Production Sales Agreements: The Company is not a party to any production sales contracts having a term greater than one year that is not cancellable by the Company on notice of 30 days or less. The Company is not in default of any obligation under any such contract.

         (i) Transportation and Processing Agreements: There are no transportation or processing agreements or arrangements under which the Company or any party acting on its behalf is obligated to transport or process Petroleum Substances allocable to the Petroleum and Natural Gas Rights, except for agreements terminable by the Company without penalty on notice of 30 days or less.

         (j) Offset Obligations: None of the Lands have been or are now subject to any offset obligation (including obligations to drill wells, surrender rights, or pay compensatory royalty) which has not been satisfied.

         (k) No Guarantees: The Company is not a party to or bound by any agreement of guarantee, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any Person.

         (l) Reduction of Interest: Except as set out in Schedule "A", the Assets are not subject to reduction by virtue of the conversion or other alteration of the interest of any third party under existing agreements created by, through or under the Company.

         (m) Revenue: The Company has not assigned or otherwise encumbered the revenue from the production of Petroleum Substances from the Assets.

         (n) Compliance with Laws: To the Vendor's knowledge, all laws, regulations and orders and all federal, provincial, municipal or other government departments, commissions, or other instrumentalities thereof having jurisdiction over and material effect upon the Assets have been complied with in all material respects.

         (o) Environmental Information: To the Vendor's knowledge, the Company has made available to the Purchaser all material information within the Company's possession relevant to Environmental Deficiencies pertaining to the Assets and has not knowingly withheld any such information from the Purchaser.

         (p) Audits: To the Vendor's knowledge, no co-owner has given written notice to the Company (or to any party holding legal title to the Facilities on behalf of the Company), in accordance with the agreements affected, that such co-owner intends to audit the books, accounts and records of an operator relating to the Facilities.

         (q) Contributions: To the Vendor's knowledge, the Company has not been given written notice by an operator of the Facilities, in accordance with the agreements so affected, that it will be required to make any contribution under an agreement affecting any of the Facilities by reason of the failure of another co-owner to pay its share of costs and expenses associated with such Facility.

         (r) Quiet Enjoyment: Subject to the Permitted Encumbrances, those Title Deficiencies waived or deemed to be waived by the Purchaser, and to the rents, covenants, conditions and stipulations in the Leases and any agreements pertaining to the Lands and on the lessee's or holder's part thereunder to be paid, performed and observed, the Company may enter into and upon, hold and enjoy the Leases for the residue of their respective terms and all renewals or extensions thereof for the Company's own use and benefit without any interruption of or by the Vendor or any other Person whomsoever claiming or to claim by, through or under the Vendor.

3.14     LOANS TO EMPLOYEES, ETC.

         The Company does not now have and will at the Closing Date not have any indebtedness outstanding which is owed to or by present or former directors, officers, shareholders (including the Vendor or any Persons affiliated with or related to the Vendor) or employees or former employees of the Company.

3.15     INDEBTEDNESS BY VENDOR

         There was not at the Reference Time and there will not be prior to the Closing Date any indebtedness, liability or obligation owed to the Company to the Vendor or any Person affiliated with or related to the Vendor.

3.16     SECURITY INTERESTS

         Except for Permitted Encumbrances, none of the Assets is subject to any Security Interest created by, through or under the Company or any of its predecessor entities or the Vendor.

3.17     MATERIAL CONTRACTS

         The Company is not a party to any material contract other than contracts entered into in the ordinary course of business.

3.18     FINDERS FEES

         Neither the Vendor nor the Company has incurred any liability, contingent or otherwise, for brokers' or finders' fees in respect to this transaction for which the Purchaser shall have any obligation or liability.

3.19     LIMITATIONS

         The Vendor makes no representation or warranty whatsoever except as and to the extent expressly set forth in this Article 3. The Vendor disclaims any liability and responsibility for any representation or warranty which may have been made or alleged to have been made and which is contained in any instrument or document relative hereto or to the transactions herein provided for, or contained in any statement or information made or communicated (orally or in writing) to Purchaser including, without limitation of the generality of the foregoing, any opinion, information or advice which may have been provided to Purchaser by an officer, director, employee, agent, consultant or representative of the Vendor or the Company. Without limiting the generality of the foregoing, the Vendor makes no representations or warranties or covenants as to:

         (a) the Company's title in or to the Assets except as, and only to the extent, set forth in Article 3;

         (b) the amounts, quality, recoverability or deliverability of reserves of Petroleum Substances attributable to the Lands;

         (c) the quality, fitness, condition or merchantability of all or any of the Tangibles;

         (d) any geological or other interpretations or economic evaluations of the Assets;

         (e) estimates of prices or future cash flows arising from the sale of Petroleum Substances attributable to the Lands or estimates of other revenues attributable to the Company or the Assets.

         The Purchaser acknowledges that it has made its own independent investigation, analysis, evaluation and verification of the Company and its interests in the Assets, including the Purchaser's own estimate and appraisal of the extent, value of the reserves of Petroleum Substances attributable to the Lands and of the condition and capacity of the Tangibles.

4.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

4.1      The Purchaser represents and warrants to the Vendor as set forth below:

         (a) Standing of the Purchaser: The Purchaser is and at the Closing Date shall continue to be a corporation duly organized and validly subsisting under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business.

         (b) Authority of the Purchaser: The Purchaser has all requisite corporate power and authority to acquire the Shares and to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

         (c) Binding Agreement: This Agreement constitutes or will constitute at the time of execution and delivery a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its respective terms, subject to (i) the qualification that such enforcement may be subject to bankruptcy, insolvency, fraudulent preference, reorganization or other laws affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or law).

         (d) Not a Non-Canadian: The Purchaser is not a "non-Canadian person" within the meaning, and or the purposes of the Investment Canada Act.

         (e) Finders Fees: The Purchaser has not incurred any liability, contingent or otherwise, for brokers' or finders' fees in respect to this transaction for which the Vendor shall have any obligation or liability.

         (f) Listing: The GEOCAN Shares shall be issued pursuant to an exemption from the prospectus requirements of the Securities Act (Alberta) and upon issuance shall be duly listed for trading on the Canadian Venture Exchange.

         (g) No Encumbrances: The GEOCAN Shares when issued shall be fully paid and clear of any liens, encumbrances or claims of any kind, subject to the Articles and bylaws of the Purchaser.

5.       ADDITIONAL AGREEMENTS AND COVENANTS - VENDOR

         The Vendor covenants and agrees with the Purchaser as follows:

5.1      CERTAIN CHANGES

         Subject to Section 5.3, without first obtaining the written consent of the Purchaser (which consent may not be unreasonably withheld), from the Reference Time until the Closing Date, the Vendor will ensure that the Company will not:

         (a) make any material adverse change in the conduct of its business and operations;

         (b) amend, in any respect material to the Company, any contract or agreement other than in the ordinary course of business;

         (c) declare, set aside or pay any dividends, or make any distributions in respect of its Shares or repurchase, redeem or otherwise acquire any Shares, (ii) make any payments, by way of bonuses, management fees, wages, salaries or otherwise to the Vendor or any other Person, or (iii) incur, assume, pay or otherwise become liable for any debts or charges to or for the benefit of any Vendor or any Person affiliated with or related to a Vendor;

         (d) merge into or with or consolidate with any other corporation or acquire all or substantially all of the business or assets of any Person;

         (e)      make any changes to its constating documents or bylaws;

         (f)      purchase any securities of any Person;

         (g) sell, lease or otherwise dispose of any of the Assets (the extraction and sale of Petroleum Substances and the consumption or other disposition of its assets and properties in the ordinary course of business being excepted and permitted) other than in the ordinary course of business;

         (h) purchase, lease or otherwise acquire any Petroleum and Natural Gas Rights or any interest in Petroleum Substances or real property other than in the ordinary course of business;

         (i) make any capital expenditures other than in the ordinary course of business;

         (j) amend, enter into or terminate any contracts material to the Company other than in the ordinary course of business;

         (k) initiate new operations, commit to drill any Well for its own account, surrender Petroleum and Natural Gas Rights or abandon any Wells other than in the ordinary course of business;

         (l) make any offer of employment to any Person; terminate, except for cause, the employment of any Person; or increase the salary or benefits payable to any Person.

5.2      ACCESS

         The Vendor will cause the Company to afford to the Purchaser and its authorized representatives reasonable access from the date hereof until the Closing Date, to the Company's properties, books and records and will cause the Company to furnish to the Purchaser such additional financial and operating data and other information as it may reasonably request. The Vendor shall further cause the Company to co-operate with the Purchaser in arranging any such meetings as the Purchaser may reasonably request with shippers, suppliers or others who have or have had a business relationship with the Company and auditors or any other Persons engaged or previously engaged to provide services with respect to the Company's affairs.

5.3      CONDUCT OF BUSINESS; BUSINESS ORGANIZATION

         In the period from the date hereof until the Closing Date, the Vendor shall cause the Company to conduct, in accordance with generally accepted industry practices, such activities relative to the business of the Company as can reasonably be regarded as being in the ordinary course of business for the Company. The Company shall not conduct any activities with respect to the Assets which cannot reasonably be regarded as being in the ordinary course of business of the Company without the prior written consent of the Purchaser (which consent may not be unreasonably withheld), except as may be reasonably necessary to protect, ensure life and safety or to preserve the Assets or title to the Assets. If the Company desires to approve an A.F.E. as submitted by an operator where the Company's share of the costs thereunder is expected to exceed Twenty-five Thousand Dollars ($25,000.00), or renegotiate, amend, vary or alter any material contract for the sale or disposition of Petroleum Substances, the Vendor shall have the Company:

         (a) notify the Purchaser of any such A.F.E. or any material changes to any such contract or arrangement for the sale or disposition of Petroleum Substances;

         (b) permit the Purchaser to consult with the Company in respect of such A.F.E. or change; and

         (c) the Company shall be entitled to approve such A.F.E. or make such change, notwithstanding the Purchaser's disagreement (if any), if the Company is dealing at arm's length with the remaining parties to the contract and, acting in good faith, believes such approval or change is reasonable.

5.4      INSURANCE

         The Vendor will or will cause the Company to maintain existing policies of insurance and surety bonds in respect of the Assets of the Company.

6.       ADDITIONAL COVENANTS AND ACKNOWLEDGMENTS OF THE PARTIES

6.1      TAX MATTERS - POST CLOSING

         The Parties acknowledge that the Purchaser will be responsible for all of the Company's Taxes from and including the Reference Time forward and the Vendor will be responsible for all of the Company's Taxes up to the Reference Time. The Parties specifically agree in regard to Tax matters that:

         (a) The Purchaser shall cause to be prepared and filed on a timely basis, all Tax returns for the Company for any period which ends on or before the Closing Date and for which Tax returns have not been filed as of such date.

         (b) The Tax returns to be filed after the Closing Date for the period ending on or before the Closing Date shall be prepared in a manner consistent with the Notional Tax Return.

         (c) The Vendor and the Purchaser shall co-operate fully with each other and make available to each other in a timely fashion such data and other information as may reasonably be required, including providing access to employees and to financial and other records of the Company for the preparation of any Tax return of the Company for a taxation year ending on or before the Closing Date, and the conduct of any disputes relating thereto, and shall preserve such data and other information until the expiration of any applicable limitation period under any applicable law with respect to Taxes.

         (d) If the Company receives any assessment, reassessment, notice of proposed reassessment, notice of audit or any other Tax notice regarding the period prior to the Closing Date, the Purchaser shall cause the Company to notify the Vendor, co-operate with them in responding to such notices and to take such steps as the Vendor may reasonably request so as to avoid any further or incremental Tax obligation on the part of the Vendor.

6.2      PUBLIC ANNOUNCEMENTS

         The Vendor and the Purchaser will consult with each other before they issue any press releases or otherwise make any public statements with respect to this Agreement or the transactions contemplated hereby and not, except to the extent required by law or by obligations pursuant to any listing agreement with any securities exchange on which any of the shares or other securities of the Purchaser may be listed, issue or make any such release or statement without the prior consent and joint approval of the Vendor and the Purchaser.

6.3      FURTHER ASSURANCES

         (a) Subject to the terms and conditions of this Agreement, the Vendor and the Purchaser will use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to obtain consents of all Persons including all governmental authorities necessary to the consummation of the sale by or to it (as applicable) of the Shares pursuant to this Agreement, or to carry out all of their respective obligations under this Agreement and to consummate the transactions contemplated by this Agreement.

         (b) From time to time after the Closing Date, without further consideration, each Party will, at its own expense, execute and deliver such documents to any other Party as such Party may reasonably request in order to consummate the transactions contemplated by this Agreement.

6.4      INSURANCE

         At the Closing Date, the Purchaser will or will cause the Company to procure and maintain any and all policies of insurance and surety bonds as Purchaser or the Company, at its cost and expense, deems advisable. All risk of loss with respect to the Company or its properties shall pass to Purchaser on the Closing Date provided that after the Closing Date the Vendor shall administer claims under any insurance policies with respect to the Company or its properties, relating to or arising out of events occurring prior to the Closing Date which the Vendor agrees to assign to the Company as and if claims arise and notice thereof is given to the Vendor and provide reasonable co-operation to the Company with respect to making and prosecuting (at the Vendor's expense) any claims which are not assignable.

6.5      CONFIDENTIALITY

         (a) Prior to the Closing Date, and subsequent to the Closing Date if the sale contemplated herein does not close, the Purchaser shall consider as confidential, shall not communicate to others and shall use its best efforts to prevent those within its employ or control from communicating to others, all information which the Purchaser receives from the Vendor or the Company pursuant to this Agreement other than information which:

                  (i) was in the possession of the Purchaser prior to its receipt or acquisition hereunder;

                  (ii)     at the time of disclosure, is in the public domain;

                  (iii) after disclosure, becomes part of the public domain by publication or otherwise, through no act or omission on the part of the Purchaser; or

                  (iv) is required to be disclosed pursuant to the applicable legislation, regulations or rules or by the direction of any court, tribunal or administrative body having jurisdiction.

7. INDEMNITIES AND EXTENT AND SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS

7.1      RESPONSIBILITY OF VENDOR

         Subject to Sections 7.3 and 7.4, the Vendor shall:

         (a) be liable to the Purchaser for all losses, costs, damages (excluding consequential damages) and expenses whatsoever which the Purchaser may suffer, sustain, pay or incur; and

         (b) indemnify and save the Purchaser and its directors, officers, servants, agents and employees harmless from and against all claims, liabilities, actions, proceedings, demands, losses, costs, damages (excluding consequential damages) and expenses whatsoever which may be brought against or suffered by the Purchaser, its directors, officers, servants, agents or employees or which they may sustain, pay or incur, as a direct result of any matter or thing arising out of, resulting from, attributable to or connected with any misrepresentation or breach of warranty made by the Vendor herein or in any document delivered in connection herewith in respect of which a written notice specifying the misrepresentation or breach is delivered by the Purchaser within the survival period in accordance with Section 7.4 or the failure of the Vendor to comply with, or the breach by the Vendor of, any of the covenants or agreements to be performed by the Vendor in this Agreement or in any document delivered concurrently herewith; or the obligation on the Company or the Purchaser to pay any additional Taxes, interest or penalties that may be assessed against the Company for any period of time up to the Reference Time; provided however, nothing in this
         Section 7.1, whether express or implied, shall be construed so as to cause the Vendor to indemnify the Purchaser in connection with any representation or warranty contained in Article 3 if and to the extent that the Purchaser did not rely upon such representation or warranty.

7.2      RESPONSIBILITY OF PURCHASER

         Subject to Sections 7.3 and 7.4, the Purchaser shall:

         (a) be liable to the Vendor for all losses, costs, damages (excluding consequential damages) and expenses whatsoever which the Vendor may suffer, sustain, pay or incur, and

         (b) indemnify and save the Vendor and his heirs harmless from and against all claims, liabilities, actions, proceedings, demands, losses, costs, damages (excluding consequential damages) and expenses whatsoever which may be brought against or suffered by the Vendor, or his heirs or which any of them may sustain, pay or incur, as a direct result of any matter or thing arising out of, resulting from, attributable to or connected with: any misrepresentation or breach of warranty made by the Purchaser herein or in any document delivered in connection herewith in respect of which a written notice specifying the misrepresentation or breach is delivered by the Vendor within the survival period in accordance with Section 7.4 or the failure of the Purchaser to comply with, or the breach by the Purchaser of, any of the covenants or agreements to be performed by the Purchaser in this Agreement or in any document delivered concurrently herewith; provided however, nothing in this Section 7.2, whether express or implied, shall be construed so as to cause the Purchaser to indemnify the Vendor in connection with any representation or warranty contained in Article 4 if and to the extent that the Vendor did not rely upon such representation and warranty.

7.3      PROCEDURE - INDEMNITIES

         Any Party seeking indemnification hereunder shall give reasonably prompt notice thereof to the Party from whom indemnification is sought. The Party from whom indemnification is sought shall have the sole right to conduct, settle or otherwise dispose of any legal action in respect of which indemnification is sought in any manner it deems appropriate without the consent of the other Party if but only if it has agreed that the matters in the action are indemnified pursuant to this Article 7.

7.4      SURVIVAL

         Notwithstanding the completion of the transaction contemplated by this Agreement or any investigation made by or on behalf of any party hereto, the representations, warranties, covenants, agreements and indemnities of the Vendor and the Purchaser contained in this Agreement and contained in any document or certificate given pursuant to this Agreement shall survive the closing and continue in full force and effect for a period of two years (and for a period of four years in respect of the indemnity for Taxes set out in Section 7.1). No claims with respect to representations, warranties, covenants, agreements and indemnities of the Vendor and Purchaser contained in this Agreement or in any document or certificate given pursuant to the provisions hereof shall be made by any party unless notice in writing thereof has been given by the party making the claim to the other party within two years or four years, as applicable, of the Closing Date. Notwithstanding anything contained in this Agreement, Purchaser shall have no remedy or cause of action for a breach of any representation or warranty in regard to any circumstance, matter or thing actually known to the Purchaser or any employee, agent, consultant or representative thereof, as at the Closing Date.

8.       MISCELLANEOUS

8.1      FURTHER ASSURANCES

         The Vendor and the Purchaser shall from time to time execute and deliver all such further documents and instruments and do all acts and things as the other Party may, either before or after the Closing Date, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

8.2      TIME OF THE ESSENCE

         Time shall be of the essence of this Agreement.

8.3      FEES

         Each of the Parties hereto shall pay their respective legal and accounting costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement and all documents and instruments executed pursuant hereto and any other costs and expenses whatsoever and howsoever incurred. Any legal, accounting and brokerage fees, costs and expenses incurred by the Company prior to Closing in connection with this transaction shall be the responsibility of and be paid by the Vendor.

8.4      BENEFIT OF THE AGREEMENT

         This Agreement shall enure to the benefit of and be binding to the respective heirs, executors, administrators, successors and permitted assigns of the Parties hereto.

8.5      ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the Parties hereto with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the Parties other than as expressly set forth in this Agreement.

8.6      AMENDMENTS AND WAIVER

         No modification of or amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by all of the Parties hereto and no waiver of any breach of any term or provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided, shall be limited to the specific breach waived.

8.7      ASSIGNMENT

         This Agreement may not be assigned by any of the Parties hereto without the written consent of all other Parties.

8.8      NOTICES

         Any demand, notice or other communication to be given in connection with this Agreement shall be given in writing and shall be given by personal delivery, by registered mail or by electronic means of communication addressed to the recipient as follows:

         To the Vendor:

                  717 - 30th Avenue S.W.
                  Calgary, Alberta  T2S OP7

                  Attention:        Brian Robak
                  Facsimile:        (403) 705-4474

         To the Purchaser:

                  800, 717 - 7th Avenue S.W.
                  Calgary, Alberta T2P 0Z3

                  Attention:        Wayne Wadley, President
                  Facsimile:        (403) 261-3834

         or to such other address, individual or electronic communication number as may be designated by notice given by any party to the others. Any demand, notice or other communication given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof if a Business Day and if not on the next following Business Day and, if given by registered mail, on the twelfth Business Day following the deposit thereof in the mail and, if given by electronic communication, on the day of transmittal thereof if given during the normal business hours of the recipient and on the Business Day during which such normal business hours next occur if not given during such hours on any day. If the Party giving any demand, notice or other communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, any such demand, notice or other communication shall not be mailed but shall be given by personal delivery or by electronic transmission.

8.9      GOVERNING LAW

         This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the Province of Alberta, including all matters of construction, validity and performance. The Vendor and Purchaser hereby consent and irrevocably attorn to the jurisdiction of the courts of the Province of Alberta for all disputes relating to the construction, interpretation, enforcement and performance of this Agreement, hereby waiving all defences based on venue or convenience of forum or service of process outside of such jurisdiction.

8.10     EXECUTION

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The Parties shall be entitled to rely on delivery of an executed facsimile copy of this Agreement and such facsimile copy shall be legally effective to create a valid and binding agreement between the Parties hereto.

                                       27
8.11     INTERIM PERIOD

         Notwithstanding that the within purchase and sale transaction will be closed and completed on a date following the Reference Time, the Parties acknowledge and agree that as between the Parties such transaction is being treated as taking effect as of the Reference Time, such that the Purchaser will receive the benefit of the Shares as of the Reference Time and that from and after the Reference Time and as between the Parties (upon the execution hereof) the Purchaser will be treated as the beneficial owner of the Shares, and the Company is entitled to all income and profits derived from or in connection with the Assets from and after the Reference Time. The Vendor hereby acknowledges that upon execution hereof it has held the Shares as bare trustee only for and on behalf of the Purchaser and shall account to the Purchaser in respect thereof pursuant to the terms of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


Vendor:


------------------------------------           --------------------------------
Witness                                        BRIAN ROBAK


                                               GEOCAN ENERGY INC.


                                               Per:
                                                   ----------------------------


                                               Per:
                                                   ----------------------------

                                  SCHEDULE "A"


                attached to and forming part of a Share Purchase
               Agreement made as of the 31st day of October, 2000
                         between Brian Robak, as Vendor
                      and GEOCAN Energy Inc., as Purchaser





                                     PART I

                                LANDS AND LEASES


                                                                COMPANY'S
        LEASE                          LANDS                  WORKING INTEREST               ENCUMBRANCES
-----------------------          -------------------       --------------------      ---------------------------
DINA
Alberta Crown PNG                SW1/416-45-1-W4M           15%                      (a)   Crown Royalty; and
Lease No. 0485110052             from base Viking to                                 (b)   3% Gross Overriding
                                 base Mannville                                            Royalty

STAPLEHURST
Alberta Crown PNG                NE1/424-50-1-W4M           12.5% Before             (a)   Crown Royalty; and
Lease No. 0497100414             to basement                Payout                   (b)   Convertible
                                                            8.125% After                   Overriding Royalty of
                                                            Payout                         1/150 bbls/month (min.
                                                                                           5%, max. 15%)


Alberta Crown PNG                Lsds 13 and 14-50-         12.5% Before             (a)   Crown Royalty; and
Lease No. 0497100415             1-W4M to basement          Payout                   (b)   Convertible Overriding
                                                            8.125% After                   Royalty of 1/150
                                                            Payout                         bbls/month (min. 5%,
                                                                                           max. 15%)

                                  SCHEDULE "A"


                attached to and forming part of a Share Purchase
               Agreement made as of the 31st day of October, 2000
                         between Brian Robak, as Vendor
                      and GEOCAN Energy Inc., as Purchaser



================================================================================


                                     PART II

                                   FACILITIES




Nil.

                                  SCHEDULE "A"


                attached to and forming part of a Share Purchase
               Agreement made as of the 31st day of October, 2000
                         between Brian Robak, as Vendor
                      and GEOCAN Energy Inc., as Purchaser


================================================================================


                                    PART III

                                      WELLS


         TCRL Dina        102/03-16-045-01-W4M
         Timberwolf et al 10C Lloyd 10-24-50-1-W4M
         Timberwolf et al Lloyd 14-24-50-1-W4M
         Timberwolf et al 15A Lloyd 15-24-50-1-W4M

                                  SCHEDULE "B"

                attached to and forming part of a Share Purchase
               Agreement made as of the 31st day of October, 2000
                         between Brian Robak, as Vendor
                      and GEOCAN Energy Inc., as Purchaser



================================================================================



                           WORKING CAPITAL ADJUSTMENTS

2.2.1 PURCHASE PRICE ADJUSTMENT: The Basic Purchase Price shall be increased or decreased, as the case may be, by the amount of the value of Working Capital as at the Reference Time as finally determined in accordance with this Schedule "B", including as a current liability, the amount of any Tax payable as determined in the Notional Tax Return.

2.2.2 ESTIMATED WORKING CAPITAL: Three (3) Business Days prior to the Closing Date, the Vendor shall, at the Vendor's cost and expense, prepare a trial balance for the Company, estimating the Working Capital as at the Reference Time (the "Estimated Working Capital"). For purposes of closing, the Basic Purchase Price shall be increased or decreased, as the case may be, on the basis contemplated in Section 2.2.1 utilizing the Estimated Working Capital.

2.2.3 WORKING CAPITAL REPORT: As soon as is practicable following the Closing Date, the Purchaser shall cause the Company to obtain all documentation necessary to complete preparation of the Company's financial statements as at the Closing Date. Forthwith thereupon, the Vendor shall, on behalf of the Company, at the Vendor's cost and expense, prepare a final statement of Working Capital as at the Reference Time (the "Working Capital Report") as well as the Company's financial statements as at the Closing Date and to report thereon to the Purchaser as soon as practicable, and in any event not later than 30 days following the Closing Date. The Purchaser shall be entitled, at its sole cost and expense, to review and have its accountants and its employees review the working papers prepared by the Vendor for the Working Capital Report and to comment thereon as the Purchaser deems appropriate. Any dispute arising between the Vendor and the Purchaser as to the determination of Working Capital set forth in the Working Capital Report or the Notional Tax Return shall be settled by arbitration in accordance with the provisions of Section 2.2.7.

2.2.4 PAYMENTS. Upon receipt of the Working Capital Report and the determination of Working Capital thereunder:

               (a) if Working Capital exceeds Estimated Working Capital, then the Purchaser shall, within 10 days of completion of the Working Capital Report, pay an amount equal to the difference between such amounts to Vendor together with interest on the amount of such difference calculated at the Prime Rate plus one percent (1%) from and including the Closing Date to and including the day prior to the date of payment; and

               (b) if Working Capital is less than Estimated Working Capital, then the Vendor shall within 10 days of completion of the Working Capital Report, pay an amount equal to the difference between such amounts to the Purchaser, together with interest on the amount of such difference calculated at the Prime Rate plus one percent (1%) from and including the Closing Date to and including the day prior to the date of payment.

2.2.5 FURTHER ACCOUNTING AND ADJUSTMENTS. The Parties foresee that certain adjustments with respect to Working Capital may be necessary from time to time after the 30-day period referred to in Section 2.2.3, including, but not limited to:

               (a) any amounts which are to be paid to the Company or the Purchaser at any time after the Closing Date out of or in any way relating to royalty calculations in respect of the Petroleum and Natural Gas Rights;

               (b) matters relating to Company's Taxes for any taxation period or deemed taxation period ending on or before Reference Time; and

               (c) any matters which the Purchaser or the Vendor have given notice to the other within the said 30-day period.

               Each of the Parties agrees to co-operate fully in calculating and confirming the amount of any payment that may be necessary as a result of such adjustments and agrees to make payment in such event. In this respect, any adjustments to Working Capital occurring more than 30 days after Closing Date shall be made as they occur and payment shall, in accordance with Section 2.2.4, be made with respect thereto within 15 days of each such adjustment being determined and notice thereof being given by one Party to the other Party. Any amount of interest and penalties payable by or to Third Parties, in respect of any adjustments under this paragraph, shall also be adjusted between the Vendor and the Purchaser as they occur and payment made within such 15-day period. Interest on the amount of such adjustment (including amounts, if any, for interest and penalties) calculated at the Prime Rate plus one percent (1%) from and including the date one Party receives notice of the adjustment from the other Party to and including the day prior to the date of payment, shall be payable to the Party entitled to the adjustments. No adjustment shall be made to Working Capital pursuant to this Schedule after one year following the Closing Date (four years following the Closing Date for Taxes), except where a Party shall have given written notice of its claim, with reasonable particulars, to the other prior to the expiry of such one year period, objecting to the determination of Working Capital, which notice shall also include the reasons for the objection. Any dispute arising between Vendor and Purchaser as to adjustments shall be settled by arbitration in accordance with the provisions of Section 2.2.7.

2.2.6 Adjustment Principles: For greater certainty, the following principles shall be employed in any determination of Working Capital or any adjustment required thereto in accordance with this Schedule:

               (a) Subject to other provisions of this Section 2.2.6, all benefits, income, costs and expenses of every kind and nature relating to the Assets, including, without limitation, maintenance, capital and operating costs, processing fees, lease rentals and the proceeds from the sale of production, shall be determined as of the Reference Time on an accrual basis (and in respect of Taxes as set forth in the Notional Tax Return, as of the Reference Time) and, without limiting the generality of the foregoing:

               (a) adjustments for costs or work performed and goods supplied in connection with the operation and development of the Assets shall be made on the basis of the date upon which the work was performed or the goods were supplied;

               (b) adjustments for revenues from the sale of production shall be made on the basis of the date of production; and

               (c) adjustments for royalty payments and expenses relating to or from the sale of production shall be made on the basis of the date of production.

               (b) The Basic Purchase Price shall be adjusted upwards by an amount equal to the market value of Petroleum Substances attributable to the Assets which Petroleum Substances have been sold prior to the Reference Time and for which the Company has not received full payment, plus an amount equal to the market value of Petroleum Substances attributable to the Assets which Petroleum Substances have been produced but not sold prior to the Reference Time.

               (c) The Vendor and the Purchaser, at its own cost, and its authorized representatives, shall have the right exercisable upon 15 days' written notice to the other, to examine, copy and audit the records of the other and the Company that are relevant to effecting the adjustments pursuant to this Schedule. The rights hereunder shall survive for all matters for a period of two years from the Closing Date and for Tax matters a period of four years from the Closing Date.

2.2.7 ARBITRATION. If the Parties fail to reach agreement as to the calculation or determination of Working Capital or the Notional Tax Return pursuant to this Schedule, or otherwise as provided in the Agreement, the matter in dispute shall be resolved by a single arbitrator pursuant to the provisions of The Arbitration Act (R.S.A.). In making a determination as to the amount of the proposed adjustments to the Basic Purchase Price, the Working Capital or the Notional Tax Return, the arbitrator shall hear submissions from one individual as representative of the Vendors (as a group) and the Purchaser, respectively, as to their respective determinations of the proposed Basic Purchase Price adjustment, the Working Capital or the Notional Tax Return and then the arbitrator shall choose either the determination of the proposed Basic Purchase Price adjustment, the Working Capital or the Notional Tax Return by the Vendors or the determination of the proposed Basic Purchase Price adjustment, the Working Capital or the Notional Tax Return by the Purchaser. The arbitrator shall have access to the working papers prepared by each of the Vendors and the Purchaser relating to their respective determinations of Working Capital and the Notional Tax Return. Any decision of the arbitrator pursuant to this Agreement shall be final and binding on the Parties and shall not be subject to review. All costs of the arbitration shall be borne by the Vendors as to one-half and the Purchaser as to one-half.

                                  SCHEDULE "C"


                attached to and forming part of a Share Purchase
               Agreement made as of the 24th day of October, 2000
                         between Brian Robak, as Vendor
                      and GEOCAN Energy Inc., as Purchaser


================================================================================



                              FINANCIAL STATEMENTS

                                  SCHEDULE "D"


                attached to and forming part of a Share Purchase
               Agreement made as of the 24th day of October, 2000
                         between Brian Robak, as Vendor
                      and GEOCAN Energy Inc., as Purchaser


================================================================================



                               NOTIONAL TAX RETURN

                               742521 ALBERTA INC.

                            SHARE PURCHASE AGREEMENT

THIS AGREEMENT dated this 31st day of October, 2000;

AMONG:

                  BRADLEY FARRIS ("B. FARRIS"), JULIE FARRIS ("J. FARRIS"), and BRENDAN FARRIS ("FARRIS JR."), individuals residing in Calgary, Alberta (collectively, the "VENDOR")

                                     - and -

                  GEOCAN ENERGY INC., a corporation with offices in Calgary, Alberta (the "PURCHASER"),

         WHEREAS the Vendor is the registered and beneficial owner of all the issued and outstanding shares of the Company;

         AND WHEREAS the Vendor has agreed to sell and transfer, and the Purchaser has agreed to purchase and accept, on the terms and conditions herein set forth, all the Vendor's right, title, estate and interest in and to the Shares;

         NOW THEREFORE THIS AGREEMENT WITNESSETH THAT, in consideration of the premises and of the respective covenants and agreements of the Parties hereinafter set forth, the Parties hereby covenant and agree with one another as follows:

It is agreed as follows:

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Agreement, including the recitals and the Schedules hereto:

         "AGREEMENT" or "THIS AGREEMENT" means this share purchase agreement as amended from time to time after the date hereof in the manner herein provided; the terms "HEREIN", "HERETO", "HEREOF", "HEREUNDER", "HEREBY" and similar terms mean and refer to this Agreement and not, unless a particular provision is expressly stipulated, to any particular provision.

         "ASSETS" means the assets of the Company, including the Petroleum and Natural Gas Rights, the Tangibles and the Miscellaneous Interests.

         "BASIC PURCHASE PRICE" has the meaning ascribed thereto in Section 2.2(a).

         "BUSINESS DAY" means any day, other than a Saturday or Sunday, or a statutory holiday in Calgary, Alberta.

         "CLOSING" means the completion of the purchase and sale of the Shares as contemplated by this Agreement.

         "CLOSING DATE" means December 13, 2000, or such other date as the Vendor and the Purchaser agree in writing.

         "COMPANY" means 742521 Alberta Inc., a corporation incorporated pursuant to the laws of Alberta with offices in the City of Calgary.

         "ENVIRONMENTAL DEFICIENCY" means any (i) ground water, surface water or aquifer contamination, (ii) soil contamination, (iii) toxic or hazardous substance emission, or (iv) corrosion or deterioration of structures, equipment and other property, the occurrence or existence of which could reasonably be expected to give rise to criminal, quasi-criminal or civil liability on the part of the Vendor or a transferee of the Assets, under presently subsisting Environmental Law.

         "ENVIRONMENTAL LAW" means any federal, provincial or local statute, regulation or rule, any judicial or administrative order or judgement or written administrative request of any governmental or regulatory body having jurisdiction, and any provision or condition of any permit, license or other governmental operating authorization, applicable to the Vendor or the Assets and relating to protection of the environment, persons or the public welfare from actual or potential exposure (or the effects of exposure) to any actual or potential release, discharge, spill or emission (whether past or present) of, or regarding the manufacture, processing, production, gathering, transportation, use, treatment, storage or disposal of, any chemical, raw material, pollutant, contaminant or toxic, corrosive or hazardous substance or waste.

         "FACILITIES" means the specified interest of the Company in all facilities described in Schedule "A", Part II.

         "FINANCIAL STATEMENTS" means the financial statements of the Company attached hereto as Schedule "C" for the previous one year together with unaudited interim financial statements for the period ending , 2000.

         "GAAP" means Canadian generally accepted accounting principles from time to time prescribed by the Canadian Institute of Chartered Accountants, or any successor institute, applicable on a consistent basis.

         "GEOCAN SHARES" means 52,000 common shares of the Purchaser.

         "LANDS" means the lands set forth and described in Schedule "A", Part I, insofar as rights to the Petroleum Substances underlying those Lands are granted by the Leases.

         "LEASES" means, collectively, the leases, reservations, permits, licenses, certificates of title or other documents of title set forth and described in Schedule "A", Part I (or any replacement thereof, renewal or extension thereof or leases derived therefrom) by virtue of which the holder thereof is entitled to drill for, win, take, own and remove Petroleum Substances within, upon or under all or any part of the Lands.

         "MISCELLANEOUS INTERESTS" means the interests of the Company in and to all property, assets and rights pertaining or ancillary to the Petroleum and Natural Gas Rights, the Lands, the Leases and the Tangibles (other than the Petroleum and Natural Gas Rights, the Lands, the Leases and the Tangibles) and to which the Company is entitled at the Closing Date including, but not in limitation of the generality of the foregoing, such interests of the Company in:

         (a) all contracts, agreements, documents, production sales contracts, books and records relating to the interest of the Company in the Petroleum and Natural Gas Rights, the Lands, or the Tangibles, and any and all rights in relation thereto;

         (b) all engineering and production data and information directly related to the Petroleum and Natural Gas Rights and the Tangibles which are in the custody of the Company or to which it is entitled including, without limitation, all Proprietary Technical Information;

         (c) all subsisting rights to enter upon, use and occupy the surface of the Lands or any lands which same have been pooled or unitized or the sites of any Tangibles or any lands which are used to gain access to any of the foregoing;

         (d)      existing Well bores and downhole casing; and

         (e) all well, pipeline and other permits, licences and authorizations relating to the Petroleum and Natural Gas Rights, the Lands (or any lands with which the Lands have been pooled or unitized) and the Tangibles.

         "NOTIONAL TAX RETURN" means the pro forma Tax return of the Company, including financial statements of the Company as at October 15, 2000, attached as Schedule "D" for the period from the date of the Company's last Tax return to the Reference Time.

         "PARTIES" means the parties to this Agreement and their respective successors and permitted assigns and "PARTY" means any one of them.

         "PERMITTED ENCUMBRANCES" means:

         (a)      the encumbrances identified in Schedule "A", Part I;

         (b) easements, rights of way, servitudes or other similar rights in land including, without limiting the generality of the foregoing, rights of way and servitudes for railways, roads, sewers, drains, gas and oil pipelines, gas and water mains, electric light, power, telephone, telegraph or cable television conduits, poles, wires and cables;

         (c) the right reserved to or vested in any government or other public authority to terminate any of the Leases or to require annual or other periodic payments as a condition of the continuance thereof;

         (d) rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any of the Assets in any manner, and all applicable laws, rules and orders of any governmental authority;

         (e) the right reserved to or vested in any government or other public authority to levy taxes on Petroleum Substances or the income or revenue therefrom;

         (f) governmental requirements as to production rates on the operations of any property or otherwise affecting the value of any property;

         (g) undetermined or inchoate liens incurred or created as security in favour of the person conducting the operation of any of the Assets for the Company's proportion of the costs and expenses of such operations which costs and expenses are not delinquent as of the Closing Date;

         (h) liens granted in the ordinary course of business to a public utility, municipality or governmental authority in connection with operations conducted with respect to the Assets;

         (i) provisions for penalties and forfeitures under agreements as a consequence of non-participation in operations;

         (j) the reservations, limitations, provisos and conditions in any original grants from the Crown of any of the Lands or interests therein and statutory exceptions to title and the terms and conditions of the Leases; and

         (k) provisions in agreements and plans effecting pooling or unitization.

         "PERSON" means an individual, a partnership, a corporation, a trust, an unincorporated organization, a union, a government or any department or agency thereof and the heirs, executors, administrators or other legal representatives of an individual.

         "PETROLEUM AND NATURAL GAS RIGHTS" means the interests of the Company in and to the Lands and the Leases as set forth in Schedule "A", Part I.

         "PETROLEUM SUBSTANCES" means petroleum, natural gas, related hydrocarbons and any other substances, whether liquid, solid or gaseous, produced in association with such petroleum, natural gas or related hydrocarbons, insofar as rights to the same are granted by way of the Leases.

         "PLACE OF CLOSING" means the offices of Borden Ladner Gervais LLP, Calgary, Alberta or such other place as may be agreed upon in writing by the Vendor and the Purchaser.

         "PRIME RATE" means the annual prime lending rate used from time to time by Alberta Treasury Branches, Main Branch, Calgary, Alberta, for loans made in Canada in Dollars to the bank's preferred commercial borrowers.

         "PROPRIETARY TECHNICAL INFORMATION" means all surveyors' ground elevation records (whether vertical or horizontal), shot point maps, drillers' logs, shooters' records, observer reports and seismograph records, seismograph magnetic tapes, stacked and migrated tapes, monitor records, field records or tapes, record sections and processed seismic sections obtained in or resulting from any seismograph survey conducted on or near the Lands, and geological or geophysical studies and further appraisals or interpretations of same conducted on or near the Lands and owned by the Vendor or to which the Vendor is entitled and, without limitation, such Proprietary Technical Information includes any and all copies of such items whether in hard, digital, magnetic, electronic or any other form.

         "PURCHASE PRICE" has the meaning ascribed thereto in Section 2.2(c).

         "REFERENCE TIME" means 12:01 a.m. (Mountain Time) at Calgary, Alberta, on October 1, 2000.

         "SECURITY INTEREST" means any mortgage, charge, pledge, lien, hypothec, encumbrance, conditional sale, assignment by way of or in effect as security, or security interest whatsoever.

         "SHAREHOLDER DEBT" means any indebtedness, liability or obligation owed by the Company to the Vendor or any Person affiliated with or related to the Vendor.

         "SHARES" means all of the issued and outstanding shares of the Company on the Closing Date and includes any instruments or rights capable of being converted into, exchanged, for or exercised for previously unissued shares of any class of the Company or giving the holder the right on the occurrence of any event or events, including on the payment of money, whether or not such event or events have occurred, to require delivery of previously unissued shares of any class to be issued by the Company, and includes options, warrants, conversion or exchange privileges and similar rights.

         "TANGIBLES" means the interests of the Company in and to the Facilities, and all other tangible depreciable property and assets situate in, on or about the Lands or lands pooled or unitized therewith, including the Wells, used in connection therewith or with production, gathering, processing, transmission, measurement or treatment operations relating to the Petroleum and Natural Gas Rights.

         "TAX" or "TAXES" means all income, capital, gross receipts, sales, use, franchise, profits, property, customs duties, withholding, goods and services, or other taxes, fees, assessments or charges of' any kind whatsoever (including Alberta Energy Utility Board taxes and levies), together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority.

         "WELLS" means all of the wells that are located on the Lands whether producing, suspended, previously abandoned or used as water source, injection, observation or disposal wells.

         "WORKING CAPITAL" means the aggregate of the Company's current assets less the aggregate of the Company's current liabilities as at the Reference Time as shown in the financial statements attached to the Notional Tax Return, all of which shall be determined in accordance with GAAP, subject to adjustment on the basis provided for in Schedule "B".

1.2      SCHEDULES

         The following are the Schedules annexed hereto and incorporated by reference and deemed to be a part hereof:


         Schedule "A"          -    Part I Lands and Leases; Part II Facilities; Part III Wells
         Schedule "B"          -    Working Capital Adjustments;
         Schedule "C"          -    Financial Statements;
         Schedule "D"          -    Notional Tax Return

         All Schedules hereto are by this reference incorporated into and are part of this Agreement as fully as though contained in the body of this Agreement; provided that wherever any provision of any Schedule to this Agreement conflicts with any provision in the body of this Agreement, the provisions of the body of this Agreement shall prevail. References herein to a "Schedule" shall mean a reference to a Schedule to this Agreement. References in any Schedule to "the Agreement" or "this Agreement" shall mean a reference to this Agreement. References in any Schedule to another Schedule shall mean a reference to a Schedule to this Agreement.

1.3      VENDOR KNOWLEDGE

         Where in this Agreement, or in any certificate or document delivered in connection herewith or to effect any of the transactions contemplated hereby, any statement, representation or warranty is made as to, or as being based on, the knowledge, information or belief of the Vendor, such knowledge, information or belief consists only of the actual knowledge, information or belief of the Vendor as the case may be.

1.4      CURRENCY

         References in this Agreement to "dollars" or "$" are to dollars of the lawful money of Canada for the payment of public and private debts.

1.5      ACCOUNTING TERMS

         All accounting terms not otherwise defined in this Agreement have the meanings assigned to them in accordance with GAAP, and except as otherwise expressly provided herein, all accounting or financial calculations required or permitted under this Agreement shall be made on the basis of GAAP applied on a consistent basis.

1.6      MEANING NOT AFFECTED BY DIVISION, HEADINGS OR TABLE OF CONTENTS

         The division of this Agreement and the provision of headings or a table of contents for all or any thereof are for convenience of reference only and shall not affect the meaning of this Agreement.

1.7      INVALIDITY OF PROVISIONS

         If any of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

2.       PURCHASE AND SALE; CLOSING

2.1      SALE OF SHARES

         Upon the terms and subject to the conditions of this Agreement, the Purchaser will purchase the Shares from the Vendor and make payment therefor to the Vendor and the Vendor will sell, assign and deliver the Shares to the Purchaser upon receipt of payment therefor.

2.2      PURCHASE PRICE

         In consideration of the sale, assignment and delivery by the Vendor of the Shares the Purchaser shall pay to the Vendor the Purchase Price, determined pursuant to this Section 2.2, such amount, subject to subsequent adjustments herein provided for, to be paid on the Closing Date in the manner provided for in Section 2.5.

         (a) The Purchaser will pay or cause to be paid to the Vendor in the aggregate $90,000 (the "BASIC PURCHASE PRICE"), subject to adjustment and to the further payments as provided for in this
                  Section 2.2;

         (b) The Basic Purchase Price shall be adjusted by an increase or decrease as the case may be for the amount of Working Capital as finally determined in accordance with Schedule "B"; and

         (c) The Basic Purchase Price as adjusted pursuant to Section 2.2(b), is herein called the "PURCHASE PRICE".

2.3      TIME AND PLACE OF CLOSING

         Upon the terms and conditions of this Agreement, the completion of the transfer of the Shares by the Vendor to the Purchaser and the payment by the Purchaser to the Vendor of the Purchase Price will take place at the Place of Closing at 10:00 a.m. (Calgary time) on the Closing Date. All adjustments contemplated by this Agreement shall be effective as of the Reference Time.

2.4      DELIVERIES BY THE VENDOR

         On the Closing Date the Vendor will deliver or cause to be delivered to the Purchaser, in form and content satisfactory to the Purchaser, the following:

         (a) certificates representing the Shares, accompanied by stock transfer powers of attorney duly executed in blank or duly executed instruments of transfer, and any other documents necessary to transfer to the Purchaser good title to the Shares;

         (b) the resignations of all members of the board of directors of the Company, and the resignations of all officers of the Company together with general releases of the Company by each of its directors and officers;

         (c) original share books, share ledgers and minute books and corporate seals of the Company as well as all tax records (including tax returns, notices of assessment, reassessments and tax correspondence), environmental, health and safety files, Worker's Compensation files and other books and records belonging to and relating to the business and operations of the Company;

         (d) the certificates referred to in Sections 2.6(a), (b) and (d) dated the Closing Date duly signed on its behalf;

         (e) a certified copy of a resolution of the Board of Directors of the Company approving the transfer of the Shares by the Vendor to the Purchaser;

         (f) all other documents, instruments and writings reasonably required to be delivered by the Vendor at the Closing Date pursuant to this Agreement or otherwise required in connection herewith;

         (g) substantially all books, records, files (including lease, contract, well and unit files), reports, studies, maps, drawings, logs and other documentary materials of any nature whatsoever pertaining to the Assets, including, without limitation, all geological and engineering reports, records, maps, drawings, logs and other data relating to the Lands; and

         (h) a Certificate of Status for the Company issued under the laws of the Province of Alberta.

2.5      DELIVERIES BY THE PURCHASER

         On the Closing Date the Purchaser will deliver the following to the
         Vendor:

         (a) the cash portion of the Purchase Price in the amount of $64,000 (subject to adjustment as contemplated in Section 2.2(b)) by a certified cheque, bank draft or such other means as are agreed upon by the Vendor and the Purchaser to the Vendor in the following percentages:

                  B. Farris, in respect of 15.57 Shares       21.88%, being $14,000
                  J. Farris, in respect of 45 Shares          64.06%, being $41,000
                  Farris Jr., in respect of 10 Shares         14.06%, being $9,000

         (b) the share portion of the Purchase Price by the issuance of the GEOCAN Shares at an assigned value of $0.50 per share to the Vendor as follows:

                  B. Farris, in respect of 29.43 Shares       all of the GEOCAN Shares

         (c) the certificates referred to in Sections 2.7(a) and (b) dated the Closing Date duly signed on its behalf; and

         (d) all other documents, instruments and writings reasonably required to be delivered by the Purchaser at the Closing Date pursuant to this Agreement or otherwise required in connection herewith.

2.6      CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASER TO CLOSE

         The obligation of the Purchaser to complete the transactions contemplated hereby is subject to the fulfilment, on or prior to the Closing Date, of the following conditions precedent, each of which is for the exclusive benefit of the Purchaser and any one or more of which may be expressly waived, in whole or in part, by the Purchaser:

         (a)      the representations and warranties of the Vendor contained in
                  Article 3 shall have been true on and as of the date made and on and as of the Closing Date as if made then and a certificate to that effect from the Vendor shall have been delivered to the Purchaser;

         (b) the Vendor shall have complied with or performed, in all respects material to the Purchaser, all of its agreements and covenants in this Agreement to be complied with or performed by it at or prior to the Closing Date and a certificate to that effect from the Vendor, with respect to itself and its compliance and performance shall have been delivered to the Purchaser;

         (c) there shall be no rights of first refusal or other restrictions on the transfer, sale or assignment of the Shares or relating to change in control of the Company which have not been complied with or waived prior to the Closing Date;

         (d) there shall have been no material adverse change in the Assets or the interests of the Company therein or the financial condition of the Company between the Reference Time and the Closing Date and a certificate from the Vendor to the effect that the Vendor has no knowledge of any such material adverse change shall have been delivered to the Purchaser;

         (e)      delivery of all documents by the Vendor as set forth in
                  Section 2.4;

         (f) completion of the transactions contemplated herein shall not violate any order or decree of any court or governmental body of competent jurisdiction;

         (g) all necessary steps and proceedings shall have been taken to permit the Shares to be duly and regularly transferred to and registered in the name of the Purchaser; and

         (h) the Parties shall have obtained all necessary governmental and regulatory approvals required to permit the transactions herein to be completed.

2.7      CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE VENDOR TO CLOSE

         The obligation of the Vendor to complete the transactions contemplated hereby is subject to the fulfilment, on or prior to the Closing Date, of the following conditions precedent, each of which is for the exclusive benefit of the Vendor and any one or more of which may be waived, in whole or in part, by the Vendor:

         (a) the representations and warranties of the Purchaser contained in Article 4 shall have been true on and as of the date made and, on and as of the Closing Date as if made then and a certificate to that effect from a senior officer of the Purchaser shall have been delivered to the Vendor;

         (b) the Purchaser shall have complied with or performed, in all respects material to the Vendor, all of its agreements and covenants in this Agreement to be complied with or performed by it at or prior to the Closing Date and a certificate to that effect from a senior officer of the Purchaser shall have been delivered to the Vendor; and

         (c) payment or delivery, as applicable, by the Purchaser of the Purchase Price payable pursuant to Sections 2.5(a) and (b) and delivery of all documents by the Purchaser as set forth in
                  Section 2.5.

3.       REPRESENTATIONS AND WARRANTIES OF THE VENDOR

         The Vendor with respect to itself and the Shares or with respect to the Company, as the context indicates, represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date:

3.1      ORGANIZATION

         (a) Standing of the Company: The Company is and at the Closing Date shall continue to be a corporation duly organized and validly subsisting under the laws of its jurisdiction of incorporation as a private company and has all requisite corporate power and authority to own, lease and operate its properties and the Assets and to carry on its business.

         (b) No Subsidiaries: The Company does not have an interest (either directly or indirectly) in any other Person, nor is the Company a party to or bound by any agreement to acquire such an interest.

         (c) Constating Documents: The Purchaser has been provided true, correct and complete copies of the constating documents and by-laws, together with all amendments thereto, with respect to or affecting the Company. No resolutions have been proposed or passed to further amend the foregoing.

         (d) Not a Public Company: The Company is not a "reporting issuer" or otherwise subject to filing and reporting requirements applicable to public companies under relevant securities legislation.

         (e) Officers and Directors: B. Farris is the President and a director of the Company and J. Farris is a director of the Company. As of the Closing Date the Company will have no employees and will not have any employment, management or field operating contracts that relate to the Assets for which the Company will be responsible after the Closing Date.

3.2      CAPITALIZATION OF THE COMPANY; THE SHARES.

         (a) Issued and Outstanding Shares: The authorized and presently issued and outstanding share capital of the Company as at the date hereof is as follows:





               AUTHORIZED                                          ISSUED AND OUTSTANDING
               ----------                                          ----------------------
unlimited Class "A" Voting Common Shares                           B. Farris - 45 Class "A"
unlimited Class "B" Voting Common Shares                           J. Farris - 45 Class "B"
unlimited Class "C" Non-Voting Common Shares                       Farris Jr. - 10 Class "C"
unlimited Class "D" Non-Voting Common Shares                       Nil
unlimited Class "E" Non-Voting Preferred Shares                    Nil

         (b) No Treasury Shares: No issued and outstanding Shares of the Company are held in the Company's treasury.

         (c) No Options: There are no outstanding options, calls or rights of any kind relating to or providing for the purchase, delivery or transfer of any presently issued and outstanding Shares or other securities of the Company.

         (d) No Additional Shares: There are no outstanding rights with respect to the capital of the Company that would require the Company to allot or issue any of the unissued Shares of the Company or to create any additional class of Shares.

         (e)      No Shareholder Debt: There is no Shareholder Debt.

         (f) No Shares in Other Companies: The Company does not and on the Closing Date will not own, directly or indirectly, any shares or securities convertible into shares of any other corporation.

         (g) Title to Shares: It is the beneficial owner of its Shares and has good title to the same, free and clear of all Security Interests, equities, claims, options or other encumbrances or voting trusts, proxies or other interests of any nature whatsoever except those in favour of the Purchaser.

3.3      AUTHORITY; BINDING EFFECT

         (a) Authority of the Vendor: It has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

         (b) Binding Agreement: This Agreement constitutes or will constitute at the time of execution and delivery a legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the qualification that such enforcement may be subject to bankruptcy, insolvency, fraudulent preference, reorganization or other laws affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or law).

3.4      NO CONFLICT

         The execution, delivery and performance of this Agreement does not, and the fulfilment and compliance with the terms and conditions and the consummation of the transactions contemplated hereby, will not:

         (a) conflict with any of, or require the consent or waiver of rights of any Person under, the terms, conditions or provisions of the respective constating documents of the Company;

         (b) violate any provision of, or require any consent, authorization or approval under, any law or regulation or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to the Vendor or the Company;

         (c) conflict with, result in a breach of, constitute a default under (whether with notice or the lapse of time or both), or accelerate or permit the acceleration of the performance required by, or require any consent, authorization or approval under, any indenture, mortgage, lien, lease, agreement or instrument to which the Vendor or the Company is a party or by which any of them is bound or to which any of their respective property is subject; or

         (d) result in the creation of any Security Interest upon the Shares or the Assets.

3.5      FINANCIAL STATEMENTS

         The Financial Statements have been prepared, to the knowledge of the Vendor, in accordance with GAAP applied on a consistent basis with prior years and to the knowledge of the Vendor fairly represent the assets, liabilities and financial position of the Company as at the dates thereof. The Financial Statements contain or reflect all adjustments and disclosures necessary in order to make such documents not misleading.

3.6      LITIGATION

         To the knowledge of the Vendor, there are no actions, suits or proceedings pending or threatened against the Company, the Assets, the Shares or the interest of the Vendor in the Shares and the Company is not charged or threatened with a violation of any provision of any federal, provincial or local law or regulation relating to any aspect of its business.

3.7      ENVIRONMENTAL MATTERS

         To the knowledge of the Vendor, the Company, the Assets and the use, maintenance and operation of the Assets has been and is in material compliance with all applicable statutes, regulations, bylaws, codes (whether federal, provincial or municipal) including those relating to Workmen's Compensation, product safety and product liability.

3.8      NO CONTRACTUAL DEFAULT

         The Vendor is not aware of any material default by any party under any material contract involving the Company, nor is the Vendor aware of any facts or circumstances which would, with the giving of notice or the lapse of time, give rise to a default by the Company under a material contract.

3.9      NO BREACH OF ORDER

         The Vendor is not aware of any material default by the Company under any order, writ, injunction or decree of any court or governmental authority having jurisdiction over the Company and which materially adversely affects or relates to the Company.

3.10     TAXES

         (a) Year End: The fiscal year end of the Company for income tax purposes is April 30.

         (b) Returns and Elections to be Filed: The Company has filed in a timely manner or, on or prior to the Closing Date, will file in a timely manner all returns (including the income tax return for the last taxation year of the Company ending April
                  30), elections, declarations and reports and information returns and statements required or advisable to be filed on or prior to the Closing Date and such filings, in the reasonable opinion of the Vendor, have not been materially inaccurate or misleading.

         (c) No Tax Waivers: The Company has not provided any waivers to Canada Customs and Revenue Agency or any other taxing authority for any reason.

         (d) Tax Audits: There are no matters which are the subject of any current discussions with or any agreement with the Canada Customs and Revenue Agency relating to claims for additional Taxes.

         (e) Taxes Paid: The Company has paid all Taxes payable and has not requested any extension of time within which to file or send any return.

         (f) Tax Disputes: No deficiency for any Tax has been proposed, asserted or assessed against the Company and there are no outstanding Tax disputes, audits, proposed adjustments, notices of objection or other appeals.

         (g) Private Company: The Company is a "private corporation" and the Vendor is a resident of Canada for the purposes of the Income Tax Act (Canada).

         (h) Tax Withholding: All Taxes and other assessments and levies which the Company is required to withhold or collect have been (and will be up to the Closing Date) duly withheld and collected and paid over to the proper government authorities.

         (i) Notional Tax Return: To the knowledge of the Vendor, the Notional Tax Return has been properly prepared and sets forth the Tax position of the Company as of the Reference Time.

3.11     ABSENCE OF CERTAIN CHANGES

         (a) There has not been any material adverse change in the business or financial condition of the Company since the date of the most recently dated Financial Statements;

         (b) There has not been any material damage, destruction or loss, whether covered by insurance or not, which has had, or would reasonably be expected to have, a material adverse effect on the business or financial condition of the Company.

3.12     BOOKS AND RECORDS

         The books and records of the Company have been maintained in accordance with prudent business practice and the minute books of the Company contain a complete and accurate record of all resolutions and other corporate actions in lieu of resolutions of its shareholders, board of directors and committees, all of which resolutions or actions have been duly and regularly, passed or adopted.

3.13     PRODUCTION ASSETS, OPERATIONS AND LIABILITIES

         (a) Title to Assets: The Vendor does not warrant the Company's title to the Assets, but the Vendor does represent and warrant that neither the Vendor nor the Company have done anything whereby any of the Company's interest in and to the Assets may be cancelled or determined, nor have they encumbered or alienated the same, and the Assets shall be, at the Closing Date, free and clear of all liens, encumbrances, adverse claims, demands and royalties created by, through or under the Company except for the Permitted Encumbrances. Except as otherwise provided herein, the Vendor represents and warrants that neither the Vendor nor the Company have received notice of any material defect in the Company's title to the Assets and, for the period of time that the Company has owned the Assets, to the knowledge of the Vendor all relevant deposits, rentals and royalties (including delay rentals and shut-in royalties) have been paid within the applicable time limits and all obligations and covenants required to keep the Leases in full force and effect have been performed and observed.

         (b) No Orders: There are no outstanding material orders, notices or similar requirements relating to the Company or the Assets issued by any federal, provincial or municipal authority including, without limitation, occupational health and safety authorities and to the knowledge of the Vendor there are no matters under discussion with any such authorities relating to orders, notices or similar requirements.

         (c) Production Penalties: To the knowledge of the Vendor, no Wells are subject to a production penalty of any kind, there are no facts or circumstances which materially adversely affect the production of Petroleum Substances in respect of the Petroleum and Natural Gas Rights or the receipt, or entitlement, of the Company to revenue attributable to the production thereof.

         (d) Licences and Permits: The Company or its agent possesses valid Well, pipeline and other permits, licences and authorizations required to allow it to carry on its business.

         (e)      AFE's: There are no outstanding authorizations for expenditure
                  (AFE) or cash calls with respect to the Lands, including the unexpended portion thereof and there are no outstanding commitments by the Company to expend funds for its own account where the Company's interest under the authorization for expenditure or outstanding commitment would exceed $25,000.

         (f) Severance Taxes: All ad valorem, property, production, severance and similar taxes and assessments based on or measured by the ownership by the Company of its Petroleum and Natural Gas Rights or the production of Petroleum Substances in respect of such Petroleum and Natural Gas Rights or the receipt by, or the entitlement of, the Company of or to revenue attributable to the production thereof at any time prior to the Closing Date have or will have been properly paid and discharged.

         (g) Gas Balancing: The Company is not a party to or bound by any gas balancing or similar agreements relating to its Assets and there are no take or pay obligations where the Company would be obligated to deliver gas without being paid therefor.

         (h) Production Sales Agreements: The Company is not a party to any production sales contracts having a term greater than one year that is not cancellable by the Company on notice of 30 days or less. The Company is not in default of any obligation under any such contract.

         (i) Transportation and Processing Agreements: There are no transportation or processing agreements or arrangements under which the Company or any party acting on its behalf is obligated to transport or process Petroleum Substances allocable to the Petroleum and Natural Gas Rights, except for agreements terminable by the Company without penalty on notice of 30 days or less.

         (j) Offset Obligations: None of the Lands have been or are now subject to any offset obligation (including obligations to drill wells, surrender rights, or pay compensatory royalty) which has not been satisfied.

         (k) No Guarantees: The Company is not a party to or bound by any agreement of guarantee, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any Person.

         (l) Reduction of Interest: Except as set out in Schedule "A", the Assets are not subject to reduction by virtue of the conversion or other alteration of the interest of any third party under existing agreements created by, through or under the Company.

         (m) Revenue: The Company has not assigned or otherwise encumbered the revenue from the production of Petroleum Substances from the Assets.

         (n) Compliance with Laws: To the Vendor's knowledge, all laws, regulations and orders and all federal, provincial, municipal or other government departments, commissions, or other instrumentalities thereof having jurisdiction over and material effect upon the Assets have been complied with in all material respects.

         (o) Environmental Information: To the Vendor's knowledge, the Company has made available to the Purchaser all material information within the Company's possession relevant to Environmental Deficiencies pertaining to the Assets and has not knowingly withheld any such information from the Purchaser.

         (p) Audits: To the Vendor's knowledge, no co-owner has given written notice to the Company (or to any party holding legal title to the Facilities on behalf of the Company), in accordance with the agreements affected, that such co-owner intends to audit the books, accounts and records of an operator relating to the Facilities.

         (q) Contributions: To the Vendor's knowledge, the Company has not been given written notice by an operator of the Facilities, in accordance with the agreements so affected, that it will be required to make any contribution under an agreement affecting any of the Facilities by reason of the failure of another co-owner to pay its share of costs and expenses associated with such Facility.

         (r) Quiet Enjoyment: Subject to the Permitted Encumbrances, those Title Deficiencies waived or deemed to be waived by the Purchaser, and to the rents, covenants, conditions and stipulations in the Leases and any agreements pertaining to the Lands and on the lessee's or holder's part thereunder to be paid, performed and observed, the Company may enter into and upon, hold and enjoy the Leases for the residue of their respective terms and all renewals or extensions thereof for the Company's own use and benefit without any interruption of or by the Vendor or any other Person whomsoever claiming or to claim by, through or under the Vendor.

3.14     LOANS TO EMPLOYEES, ETC.

         The Company does not now have and will at the Closing Date not have any indebtedness outstanding which is owed to or by present or former directors, officers, shareholders (including the Vendor or any Persons affiliated with or related to the Vendor) or employees or former employees of the Company.

3.15     INDEBTEDNESS BY VENDOR

         There was not at the Reference Time and there will not be prior to the Closing Date any indebtedness, liability or obligation owed to the Company to the Vendor or any Person affiliated with or related to the Vendor.

3.16     SECURITY INTERESTS

         Except for Permitted Encumbrances, none of the Assets is subject to any Security Interest created by, through or under the Company or any of its predecessor entities or the Vendor.

3.17     MATERIAL CONTRACTS

         The Company is not a party to any material contract other than contracts entered into in the ordinary course of business.

3.18     FINDERS FEES

         Neither the Vendor nor the Company has incurred any liability, contingent or otherwise, for brokers' or finders' fees in respect to this transaction for which the Purchaser shall have any obligation or liability.

3.19     LIMITATIONS

         The Vendor makes no representation or warranty whatsoever except as and to the extent expressly set forth in this Article 3. The Vendor disclaims any liability and responsibility for any representation or warranty which may have been made or alleged to have been made and which is contained in any instrument or document relative hereto or to the transactions herein provided for, or contained in any statement or information made or communicated (orally or in writing) to Purchaser including, without limitation of the generality of the foregoing, any opinion, information or advice which may have been provided to Purchaser by an officer, director, employee, agent, consultant or representative of the Vendor or the Company. Without limiting the generality of the foregoing, the Vendor makes no representations or warranties or covenants as to:

         (a) the Company's title in or to the Assets except as, and only to the extent, set forth in Article 3;

         (b) the amounts, quality, recoverability or deliverability of reserves of Petroleum Substances attributable to the Lands;

         (c) the quality, fitness, condition or merchantability of all or any of the Tangibles;

         (d) any geological or other interpretations or economic evaluations of the Assets;

         (e) estimates of prices or future cash flows arising from the sale of Petroleum Substances attributable to the Lands or estimates of other revenues attributable to the Company or the Assets.

         The Purchaser acknowledges that it has made its own independent investigation, analysis, evaluation and verification of the Company and its interests in the Assets, including the Purchaser's own estimate and appraisal of the extent, value of the reserves of Petroleum Substances attributable to the Lands and of the condition and capacity of the Tangibles.

4.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

4.1      The Purchaser represents and warrants to the Vendor as set forth below:

         (a) Standing of the Purchaser: The Purchaser is and at the Closing Date shall continue to be a corporation duly organized and validly subsisting under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business.

         (b) Authority of the Purchaser: The Purchaser has all requisite corporate power and authority to acquire the Shares and to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

         (c) Binding Agreement: This Agreement constitutes or will constitute at the time of execution and delivery a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its respective terms, subject to (i) the qualification that such enforcement may be subject to bankruptcy, insolvency, fraudulent preference, reorganization or other laws affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or law).

         (d) Not a Non-Canadian: The Purchaser is not a "non-Canadian person" within the meaning, and or the purposes of the Investment Canada Act.

         (e) Finders Fees: The Purchaser has not incurred any liability, contingent or otherwise, for brokers' or finders' fees in respect to this transaction for which the Vendor shall have any obligation or liability.

         (f) Listing: The GEOCAN Shares shall be issued pursuant to an exemption from the prospectus requirements of the Securities Act (Alberta) and upon issuance shall be duly listed for trading on the Canadian Venture Exchange.

         (g) No Encumbrances: The GEOCAN Shares when issued shall be fully paid and clear of any liens, encumbrances or claims of any kind, subject to the Articles and bylaws of the Purchaser.

5.       ADDITIONAL AGREEMENTS AND COVENANTS - VENDOR

         The Vendor covenants and agrees with the Purchaser as follows:

5.1      CERTAIN CHANGES

         Subject to Section 5.3, without first obtaining the written consent of the Purchaser (which consent may not be unreasonably withheld), from the Reference Time until the Closing Date, the Vendor will ensure that the Company will not:

         (a) make any material adverse change in the conduct of its business and operations;

         (b) amend, in any respect material to the Company, any contract or agreement other than in the ordinary course of business;

         (c) declare, set aside or pay any dividends, or make any distributions in respect of its Shares or repurchase, redeem or otherwise acquire any Shares, (ii) make any payments, by way of bonuses, management fees, wages, salaries or otherwise to the Vendor or any other Person, or (iii) incur, assume, pay or otherwise become liable for any debts or charges to or for the benefit of any Vendor or any Person affiliated with or related to a Vendor;

         (d) merge into or with or consolidate with any other corporation or acquire all or substantially all of the business or assets of any Person;

         (e)      make any changes to its constating documents or bylaws;

         (f)      purchase any securities of any Person;

         (g) sell, lease or otherwise dispose of any of the Assets (the extraction and sale of Petroleum Substances and the consumption or other disposition of its assets and properties in the ordinary course of business being excepted and permitted) other than in the ordinary course of business;

         (h) purchase, lease or otherwise acquire any Petroleum and Natural Gas Rights or any interest in Petroleum Substances or real property other than in the ordinary course of business;

         (i) make any capital expenditures other than in the ordinary course of business;

         (j) amend, enter into or terminate any contracts material to the Company other than in the ordinary course of business;

         (k) initiate new operations, commit to drill any Well for its own account, surrender Petroleum and Natural Gas Rights or abandon any Wells other than in the ordinary course of business;

         (l) make any offer of employment to any Person; terminate, except for cause, the employment of any Person; or increase the salary or benefits payable to any Person.

5.2      ACCESS

         The Vendor will cause the Company to afford to the Purchaser and its authorized representatives reasonable access from the date hereof until the Closing Date, to the Company's properties, books and records and will cause the Company to furnish to the Purchaser such additional financial and operating data and other information as it may reasonably request. The Vendor shall further cause the Company to co-operate with the Purchaser in arranging any such meetings as the Purchaser may reasonably request with shippers, suppliers or others who have or have had a business relationship with the Company and auditors or any other Persons engaged or previously engaged to provide services with respect to the Company's affairs.

5.3      CONDUCT OF BUSINESS; BUSINESS ORGANIZATION

         In the period from the date hereof until the Closing Date, the Vendor shall cause the Company to conduct, in accordance with generally accepted industry practices, such activities relative to the business of the Company as can reasonably be regarded as being in the ordinary course of business for the Company. The Company shall not conduct any activities with respect to the Assets which cannot reasonably be regarded as being in the ordinary course of business of the Company without the prior written consent of the Purchaser (which consent may not be unreasonably withheld), except as may be reasonably necessary to protect, ensure life and safety or to preserve the Assets or title to the Assets. If the Company desires to approve an A.F.E. as submitted by an operator where the Company's share of the costs thereunder is expected to exceed Twenty-five Thousand Dollars ($25,000.00), or renegotiate, amend, vary or alter any material contract for the sale or disposition of Petroleum Substances, the Vendor shall have the Company:

         (a) notify the Purchaser of any such A.F.E. or any material changes to any such contract or arrangement for the sale or disposition of Petroleum Substances;

         (b) permit the Purchaser to consult with the Company in respect of such A.F.E. or change; and

         (c) the Company shall be entitled to approve such A.F.E. or make such change, notwithstanding the Purchaser's disagreement (if any), if the Company is dealing at arm's length with the remaining parties to the contract and, acting in good faith, believes such approval or change is reasonable.

5.4      INSURANCE

         The Vendor will or will cause the Company to maintain existing policies of insurance and surety bonds in respect of the Assets of the Company.

6.       ADDITIONAL COVENANTS AND ACKNOWLEDGMENTS OF THE PARTIES

6.1      TAX MATTERS - POST CLOSING

         The Parties acknowledge that the Purchaser will be responsible for all of the Company's Taxes from and including the Reference Time forward and the Vendor will be responsible for all of the Company's Taxes up to the Reference Time. The Parties specifically agree in regard to Tax matters that:

         (a) The Purchaser shall cause to be prepared and filed on a timely basis, all Tax returns for the Company for any period which ends on or before the Closing Date and for which Tax returns have not been filed as of such date.

         (b) The Tax returns to be filed after the Closing Date for the period ending on or before the Closing Date shall be prepared in a manner consistent with the Notional Tax Return.

         (c) The Vendor and the Purchaser shall co-operate fully with each other and make available to each other in a timely fashion such data and other information as may reasonably be required, including providing access to employees and to financial and other records of the Company for the preparation of any Tax return of the Company for a taxation year ending on or before the Closing Date, and the conduct of any disputes relating thereto, and shall preserve such data and other information until the expiration of any applicable limitation period under any applicable law with respect to Taxes.

         (d) If the Company receives any assessment, reassessment, notice of proposed reassessment, notice of audit or any other Tax notice regarding the period prior to the Closing Date, the Purchaser shall cause the Company to notify the Vendor, co-operate with them in responding to such notices and to take such steps as the Vendor may reasonably request so as to avoid any further or incremental Tax obligation on the part of the Vendor.

6.2      PUBLIC ANNOUNCEMENTS

         The Vendor and the Purchaser will consult with each other before they issue any press releases or otherwise make any public statements with respect to this Agreement or the transactions contemplated hereby and not, except to the extent required by law or by obligations pursuant to any listing agreement with any securities exchange on which any of the shares or other securities of the Purchaser may be listed, issue or make any such release or statement without the prior consent and joint approval of the Vendor and the Purchaser.

6.3      FURTHER ASSURANCES

         (a) Subject to the terms and conditions of this Agreement, the Vendor and the Purchaser will use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to obtain consents of all Persons including all governmental authorities necessary to the consummation of the sale by or to it (as applicable) of the Shares pursuant to this Agreement, or to carry out all of their respective obligations under this Agreement and to consummate the transactions contemplated by this Agreement.

         (b) From time to time after the Closing Date, without further consideration, each Party will, at its own expense, execute and deliver such documents to any other Party as such Party may reasonably request in order to consummate the transactions contemplated by this Agreement.

6.4      INSURANCE

         At the Closing Date, the Purchaser will or will cause the Company to procure and maintain any and all policies of insurance and surety bonds as Purchaser or the Company, at its cost and expense, deems advisable. All risk of loss with respect to the Company or its properties shall pass to Purchaser on the Closing Date provided that after the Closing Date the Vendor shall administer claims under any insurance policies with respect to the Company or its properties, relating to or arising out of events occurring prior to the Closing Date which the Vendor agrees to assign to the Company as and if claims arise and notice thereof is given to the Vendor and provide reasonable co-operation to the Company with respect to making and prosecuting (at the Vendor's expense) any claims which are not assignable.

6.5      CONFIDENTIALITY

         (a) Prior to the Closing Date, and subsequent to the Closing Date if the sale contemplated herein does not close, the Purchaser shall consider as confidential, shall not communicate to others and shall use its best efforts to prevent those within its employ or control from communicating to others, all information which the Purchaser receives from the Vendor or the Company pursuant to this Agreement other than information which:

                  (i) was in the possession of the Purchaser prior to its receipt or acquisition hereunder;

                  (ii)     at the time of disclosure, is in the public domain;

                  (iii) after disclosure, becomes part of the public domain by publication or otherwise, through no act or omission on the part of the Purchaser; or

                  (iv) is required to be disclosed pursuant to the applicable legislation, regulations or rules or by the direction of any court, tribunal or administrative body having jurisdiction.

7. INDEMNITIES AND EXTENT AND SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS

7.1      RESPONSIBILITY OF VENDOR

         Subject to Sections 7.3 and 7.4, the Vendor shall:

         (a) be liable to the Purchaser for all losses, costs, damages (excluding consequential damages) and expenses whatsoever which the Purchaser may suffer, sustain, pay or incur; and

         (b) indemnify and save the Purchaser and its directors, officers, servants, agents and employees harmless from and against all claims, liabilities, actions, proceedings, demands, losses, costs, damages (excluding consequential damages) and expenses whatsoever which may be brought against or suffered by the Purchaser, its directors, officers, servants, agents or employees or which they may sustain, pay or incur, as a direct result of any matter or thing arising out of, resulting from, attributable to or connected with any misrepresentation or breach of warranty made by the Vendor herein or in any document delivered in connection herewith in respect of which a written notice specifying the misrepresentation or breach is delivered by the Purchaser within the survival period in accordance with Section 7.4 or the failure of the Vendor to comply with, or the breach by the Vendor of, any of the covenants or agreements to be performed by the Vendor in this Agreement or in any document delivered concurrently herewith; or the obligation on the Company or the Purchaser to pay any additional Taxes, interest or penalties that may be assessed against the Company for any period of time up to the Reference Time; provided however, nothing in this
         Section 7.1, whether express or implied, shall be construed so as to cause the Vendor to indemnify the Purchaser in connection with any representation or warranty contained in Article 3 if and to the extent that the Purchaser did not rely upon such representation or warranty.

7.2      RESPONSIBILITY OF PURCHASER

         Subject to Sections 7.3 and 7.4, the Purchaser shall:

         (a) be liable to the Vendor for all losses, costs, damages (excluding consequential damages) and expenses whatsoever which the Vendor may suffer, sustain, pay or incur, and

         (b) indemnify and save the Vendor and his heirs harmless from and against all claims, liabilities, actions, proceedings, demands, losses, costs, damages (excluding consequential damages) and expenses whatsoever which may be brought against or suffered by the Vendor, or his heirs or which any of them may sustain, pay or incur, as a direct result of any matter or thing arising out of, resulting from, attributable to or connected with: any misrepresentation or breach of warranty made by the Purchaser herein or in any document delivered in connection herewith in respect of which a written notice specifying the misrepresentation or breach is delivered by the Vendor within the survival period in accordance with Section 7.4 or the failure of the Purchaser to comply with, or the breach by the Purchaser of, any of the covenants or agreements to be performed by the Purchaser in this Agreement or in any document delivered concurrently herewith; provided however, nothing in this Section 7.2, whether express or implied, shall be construed so as to cause the Purchaser to indemnify the Vendor in connection with any representation or warranty contained in Article 4 if and to the extent that the Vendor did not rely upon such representation and warranty.

7.3      PROCEDURE - INDEMNITIES

         Any Party seeking indemnification hereunder shall give reasonably prompt notice thereof to the Party from whom indemnification is sought. The Party from whom indemnification is sought shall have the sole right to conduct, settle or otherwise dispose of any legal action in respect of which indemnification is sought in any manner it deems appropriate without the consent of the other Party if but only if it has agreed that the matters in the action are indemnified pursuant to this Article 7.

7.4      SURVIVAL

         Notwithstanding the completion of the transaction contemplated by this Agreement or any investigation made by or on behalf of any party hereto, the representations, warranties, covenants, agreements and indemnities of the Vendor and the Purchaser contained in this Agreement and contained in any document or certificate given pursuant to this Agreement shall survive the closing and continue in full force and effect for a period of two years (and for a period of four years in respect of the indemnity for Taxes set out in Section 7.1). No claims with respect to representations, warranties, covenants, agreements and indemnities of the Vendor and Purchaser contained in this Agreement or in any document or certificate given pursuant to the provisions hereof shall be made by any party unless notice in writing thereof has been given by the party making the claim to the other party within two years or four years, as applicable, of the Closing Date. Notwithstanding anything contained in this Agreement, Purchaser shall have no remedy or cause of action for a breach of any representation or warranty in regard to any circumstance, matter or thing actually known to the Purchaser or any employee, agent, consultant or representative thereof, as at the Closing Date.

8.       MISCELLANEOUS

8.1      FURTHER ASSURANCES

         The Vendor and the Purchaser shall from time to time execute and deliver all such further documents and instruments and do all acts and things as the other Party may, either before or after the Closing Date, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

8.2      TIME OF THE ESSENCE

         Time shall be of the essence of this Agreement.

8.3      FEES

         Each of the Parties hereto shall pay their respective legal and accounting costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement and all documents and instruments executed pursuant hereto and any other costs and expenses whatsoever and howsoever incurred. Any legal, accounting and brokerage fees, costs and expenses incurred by the Company prior to Closing in connection with this transaction shall be the responsibility of and be paid by the Vendor.

8.4      BENEFIT OF THE AGREEMENT

         This Agreement shall enure to the benefit of and be binding to the respective heirs, executors, administrators, successors and permitted assigns of the Parties hereto.

8.5      ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the Parties hereto with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the Parties other than as expressly set forth in this Agreement.

8.6      AMENDMENTS AND WAIVER

         No modification of or amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by all of the Parties hereto and no waiver of any breach of any term or provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided, shall be limited to the specific breach waived.

8.7      ASSIGNMENT

         This Agreement may not be assigned by any of the Parties hereto without the written consent of all other Parties.

8.8      NOTICES

         Any demand, notice or other communication to be given in connection with this Agreement shall be given in writing and shall be given by personal delivery, by registered mail or by electronic means of communication addressed to the recipient as follows:

         To the Vendor:

                  21 Edge Park Place N.W.
                  Calgary, Alberta  T2P 4P7

                  Attention:        Bradley Farris
                  Facsimile:        (403) 261-3834

         To the Purchaser:

                  800, 717 - 7th Avenue S.W.
                  Calgary, Alberta T2P 0Z3

                  Attention:        Wayne Wadley, President
                  Facsimile:        (403) 261-3834

         or to such other address, individual or electronic communication number as may be designated by notice given by any party to the others. Any demand, notice or other communication given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof if a Business Day and if not on the next following Business Day and, if given by registered mail, on the twelfth Business Day following the deposit thereof in the mail and, if given by electronic communication, on the day of transmittal thereof if given during the normal business hours of the recipient and on the Business Day during which such normal business hours next occur if not given during such hours on any day. If the Party giving any demand, notice or other communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, any such demand, notice or other communication shall not be mailed but shall be given by personal delivery or by electronic transmission.

8.9      GOVERNING LAW

         This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the Province of Alberta, including all matters of construction, validity and performance. The Vendor and Purchaser hereby consent and irrevocably attorn to the jurisdiction of the courts of the Province of Alberta for all disputes relating to the construction, interpretation, enforcement and performance of this Agreement, hereby waiving all defences based on venue or convenience of forum or service of process outside of such jurisdiction.

8.10     EXECUTION

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The Parties shall be entitled to rely on delivery of an executed facsimile copy of this Agreement and such facsimile copy shall be legally effective to create a valid and binding agreement between the Parties hereto.

8.11     INTERIM PERIOD

         Notwithstanding that the within purchase and sale transaction will be closed and completed on a date following the Reference Time, the Parties acknowledge and agree that as between the Parties such transaction is being treated as taking effect as of the Reference Time, such that the Purchaser will receive the benefit of the Shares as of the Reference Time and that from and after the Reference Time and as between the Parties (upon the execution hereof) the Purchaser will be treated as the beneficial owner of the Shares, and the Company is entitled to all income and profits derived from or in connection with the Assets from and after the Reference Time. The Vendor hereby acknowledges that upon execution hereof it has held the Shares as bare trustee only for and on behalf of the Purchaser and shall account to the Purchaser in respect thereof pursuant to the terms of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


Vendor:


-----------------------------               ------------------------------------
Witness                                     BRADLEY FARRIS


-----------------------------               ------------------------------------
Witness                                     JULIE FARRIS


-----------------------------               ------------------------------------
Witness                                     BRADLEY FARRIS, on behalf of Brendan
                                            Farris, a minor

                                            GEOCAN ENERGY INC.

                                            Per:
                                                 -------------------------------

                                            Per:
                                                 -------------------------------

                                  SCHEDULE "A"


                attached to and forming part of a Share Purchase
               Agreement made as of the 31st day of October, 2000
        among Bradley Farris, Julie Farris, and Brendan Farris, as Vendor
                      and GEOCAN Energy Inc., as Purchaser


================================================================================

                                     PART I

                                LANDS AND LEASES



                                                                 COMPANY'S
        LEASE                          LANDS                  WORKING INTEREST                ENCUMBRANCES
---------------------            --------------------     ------------------------   ----------------------------------
STAPLEHURST
Alberta Crown PNG                NE1/424-50-1-W4M                    6%              (a)      Crown Royalty; and
Lease No. 0497100414             to basement                                         (b)      Overriding Royalty
                                                                                              of 1/150 bbls/month
                                                                                              (min. 5%, max.
                                                                                              15%)


Alberta Crown PNG                Lsds 13 and 14-50-                  6%              (a)      Crown Royalty; and
Lease No. 0497100415             1-W4M to basement                                   (b)      Overriding Royalty
                                                                                              of 1/150 bbls/month
                                                                                              (min. 5%, max.
                                                                                              15%)

                                  SCHEDULE "A"


                attached to and forming part of a Share Purchase
               Agreement made as of the 31st day of October, 2000
        among Bradley Farris, Julie Farris and Brendan Farris, as Vendor
                      and GEOCAN Energy Inc., as Purchaser



================================================================================


                                     PART II

                                   FACILITIES




Nil.

                                  SCHEDULE "A"


                attached to and forming part of a Share Purchase
               Agreement made as of the 31st day of October, 2000
        among Bradley Farris, Julie Farris and Brendan Farris, as Vendor
                      and GEOCAN Energy Inc., as Purchaser


================================================================================


                                    PART III

                                      WELLS


         Timberwolf et al 10C Lloyd 10-24-50-1-W4M
         Timberwolf et al Lloyd 14-24-50-1-W4M
         Timberwolf et al 15A Lloyd 15-24-50-1-W4M

                                  SCHEDULE "B"

                attached to and forming part of a Share Purchase
               Agreement made as of the 31st day of October, 2000
        among Bradley Farris, Julie Farris and Brendan Farris, as Vendor
                      and GEOCAN Energy Inc., as Purchaser



================================================================================



                           WORKING CAPITAL ADJUSTMENTS

2.2.1 PURCHASE PRICE ADJUSTMENT: The Basic Purchase Price shall be increased or decreased, as the case may be, by the amount of the value of Working Capital as at the Reference Time as finally determined in accordance with this Schedule "B", including as a current liability, the amount of any Tax payable as determined in the Notional Tax Return.

2.2.2 ESTIMATED WORKING CAPITAL: Three (3) Business Days prior to the Closing Date, the Vendor shall, at the Vendor's cost and expense, prepare a trial balance for the Company, estimating the Working Capital as at the Reference Time (the "Estimated Working Capital"). For purposes of closing, the Basic Purchase Price shall be increased or decreased, as the case may be, on the basis contemplated in
           Section 2.2.1 utilizing the Estimated Working Capital.

2.2.3 WORKING CAPITAL REPORT: As soon as is practicable following the Closing Date, the Purchaser shall cause the Company to obtain all documentation necessary to complete preparation of the Company's financial statements as at the Closing Date. Forthwith thereupon, the Vendor shall, on behalf of the Company, at the Vendor's cost and expense, prepare a final statement of Working Capital as at the Reference Time (the "Working Capital Report") as well as the Company's financial statements as at the Closing Date and to report thereon to the Purchaser as soon as practicable, and in any event not later than 30 days following the Closing Date. The Purchaser shall be entitled, at its sole cost and expense, to review and have its accountants and its employees review the working papers prepared by the Vendor for the Working Capital Report and to comment thereon as the Purchaser deems appropriate. Any dispute arising between the Vendor and the Purchaser as to the determination of Working Capital set forth in the Working Capital Report or the Notional Tax Return shall be settled by arbitration in accordance with the provisions of
           Section 2.2.7.

2.2.4 PAYMENTS. Upon receipt of the Working Capital Report and the determination of Working Capital thereunder:

                    (a) if Working Capital exceeds Estimated Working Capital, then the Purchaser shall, within 10 days of completion of the Working Capital Report, pay an amount equal to the difference between such amounts to Vendor together with interest on the amount of such difference calculated at the Prime Rate plus one percent (1%) from and including the Closing Date to and including the day prior to the date of payment; and

                    (b) if Working Capital is less than Estimated Working Capital, then the Vendor shall within 10 days of completion of the Working Capital Report, pay an amount equal to the difference between such amounts to the Purchaser, together with interest on the amount of such difference calculated at the Prime Rate plus one percent (1%) from and including the Closing Date to and including the day prior to the date of payment.

2.2.5 FURTHER ACCOUNTING AND ADJUSTMENTS. The Parties foresee that certain adjustments with respect to Working Capital may be necessary from time to time after the 30-day period referred to in Section 2.2.3, including, but not limited to:

                    (a) any amounts which are to be paid to the Company or the Purchaser at any time after the Closing Date out of or in any way relating to royalty calculations in respect of the Petroleum and Natural Gas Rights;

                    (b) matters relating to Company's Taxes for any taxation period or deemed taxation period ending on or before Reference Time; and

                    (c) any matters which the Purchaser or the Vendor have given notice to the other within the said 30-day period.

           Each of the Parties agrees to co-operate fully in calculating and confirming the amount of any payment that may be necessary as a result of such adjustments and agrees to make payment in such event. In this respect, any adjustments to Working Capital occurring more than 30 days after Closing Date shall be made as they occur and payment shall, in accordance with Section 2.2.4, be made with respect thereto within 15 days of each such adjustment being determined and notice thereof being given by one Party to the other Party. Any amount of interest and penalties payable by or to Third Parties, in respect of any adjustments under this paragraph, shall also be adjusted between the Vendor and the Purchaser as they occur and payment made within such 15-day period. Interest on the amount of such adjustment (including amounts, if any, for interest and penalties) calculated at the Prime Rate plus one percent (1%) from and including the date one Party receives notice of the adjustment from the other Party to and including the day prior to the date of payment, shall be payable to the Party entitled to the adjustments. No adjustment shall be made to Working Capital pursuant to this Schedule after one year following the Closing Date (four years following the Closing Date for Taxes), except where a Party shall have given written notice of its claim, with reasonable particulars, to the other prior to the expiry of such one year period, objecting to the determination of Working Capital, which notice shall also include the reasons for the objection. Any dispute arising between Vendor and Purchaser as to adjustments shall be settled by arbitration in accordance with the provisions of Section 2.2.7.

2.2.6 Adjustment Principles: For greater certainty, the following principles shall be employed in any determination of Working Capital or any adjustment required thereto in accordance with this Schedule:

                    (a) Subject to other provisions of this Section 2.2.6, all benefits, income, costs and expenses of every kind and nature relating to the Assets, including, without limitation, maintenance, capital and operating costs, processing fees, lease rentals and the proceeds from the sale of production, shall be determined as of the Reference Time on an accrual basis (and in respect of Taxes as set forth in the Notional Tax Return, as of the Reference Time) and, without limiting the generality of the foregoing:

                             (a) adjustments for costs or work performed and goods supplied in connection with the operation and development of the Assets shall be made on the basis of the date upon which the work was performed or the goods were supplied;

                             (b) adjustments for revenues from the sale of production shall be made on the basis of the date of production; and

                             (c)    adjustments for royalty payments and
                                    expenses relating to or from the sale of production shall be made on the basis of the date of production.

                    (b) The Basic Purchase Price shall be adjusted upwards by an amount equal to the market value of Petroleum Substances attributable to the Assets which Petroleum Substances have been sold prior to the Reference Time and for which the Company has not received full payment, plus an amount equal to the market value of Petroleum Substances attributable to the Assets which Petroleum Substances have been produced but not sold prior to the Reference Time.

                    (c) The Vendor and the Purchaser, at its own cost, and its authorized representatives, shall have the right exercisable upon 15 days' written notice to the other, to examine, copy and audit the records of the other and the Company that are relevant to effecting the adjustments pursuant to this Schedule. The rights hereunder shall survive for all matters for a period of two years from the Closing Date and for Tax matters a period of four years from the Closing Date.

2.2.7 ARBITRATION. If the Parties fail to reach agreement as to the calculation or determination of Working Capital or the Notional Tax Return pursuant to this Schedule, or otherwise as provided in the Agreement, the matter in dispute shall be resolved by a single arbitrator pursuant to the provisions of The Arbitration Act (R.S.A.). In making a determination as to the amount of the proposed adjustments to the Basic Purchase Price, the Working Capital or the Notional Tax Return, the arbitrator shall hear submissions from one individual as representative of the Vendors (as a group) and the Purchaser, respectively, as to their respective determinations of the proposed Basic Purchase Price adjustment, the Working Capital or the Notional Tax Return and then the arbitrator shall choose either the determination of the proposed Basic Purchase Price adjustment, the Working Capital or the Notional Tax Return by the Vendors or the determination of the proposed Basic Purchase Price adjustment, the Working Capital or the Notional Tax Return by the Purchaser. The arbitrator shall have access to the working papers prepared by each of the Vendors and the Purchaser relating to their respective determinations of Working Capital and the Notional Tax Return. Any decision of the arbitrator pursuant to this Agreement shall be final and binding on the Parties and shall not be subject to review. All costs of the arbitration shall be borne by the Vendors as to one-half and the Purchaser as to one-half.

                                  SCHEDULE "C"


                attached to and forming part of a Share Purchase
               Agreement made as of the 31st day of October, 2000
        among Bradley Farris, Julie Farris and Brendan Farris, as Vendor
                      and GEOCAN Energy Inc., as Purchaser


================================================================================



                              FINANCIAL STATEMENTS

                                  SCHEDULE "D"


                attached to and forming part of a Share Purchase
               Agreement made as of the 31st day of October, 2000
        among Bradley Farris, Julie Farris and Brendan Farris, as Vendor
                      and GEOCAN Energy Inc., as Purchaser


================================================================================



                               NOTIONAL TAX RETURN

                             TRI-TECH RESOURCES LTD.

                            SHARE PURCHASE AGREEMENT

THIS AGREEMENT dated this 1st day of October, 2000;

AMONG:

            LARRY MCMINN, an individual residing in Calgary, Alberta (the "VENDOR")

                                     - and -


            GEOCAN ENERGY INC., a corporation with offices in Calgary, Alberta (the "PURCHASER"),

      WHEREAS the Vendor is the registered and beneficial owner of all the issued and outstanding shares of the Company;

      AND WHEREAS the Vendor has agreed to sell and transfer, and the Purchaser has agreed to purchase and accept, on the terms and conditions herein set forth, all the Vendor's right, title, estate and interest in and to the Shares;

      NOW THEREFORE THIS AGREEMENT WITNESSETH THAT, in consideration of the premises and of the respective covenants and agreements of the Parties hereinafter set forth, the Parties hereby covenant and agree with one another as follows:

It is agreed as follows:

1.    INTERPRETATION

1.1   DEFINITIONS

      In this Agreement, including the recitals and the Schedules hereto:

      "AGREEMENT" or "THIS AGREEMENT" means this share purchase agreement as amended from time to time after the date hereof in the manner herein provided; the terms "HEREIN", "HERETO", "HEREOF", "HEREUNDER", "HEREBY" and similar terms mean and refer to this Agreement and not, unless a particular provision is expressly stipulated, to any particular provision.

      "ASSETS" means the assets of the Company, including the Petroleum and Natural Gas Rights, the Tangibles and the Miscellaneous Interests.

      "BASIC PURCHASE PRICE" has the meaning ascribed thereto in Section 2.2(a).

      "BUSINESS DAY" means any day, other than a Saturday or Sunday, or a statutory holiday in Calgary, Alberta.

      "CLOSING" means the completion of the purchase and sale of the Shares as contemplated by this Agreement.

      "CLOSING DATE" means October 1, 2000, or such other date as the Vendor and the Purchaser agree in writing.

      "COMPANY" means Tri-Tech Resources Ltd., a corporation incorporated pursuant to the laws of Alberta with offices in the City of Calgary.

      "ENVIRONMENTAL DEFICIENCY" means any (i) ground water, surface water or aquifer contamination, (ii) soil contamination, (iii) toxic or hazardous substance emission, or (iv) corrosion or deterioration of structures, equipment and other property, the occurrence or existence of which could reasonably be expected to give rise to criminal, quasi-criminal or civil liability on the part of the Vendor or a transferee of the Assets, under presently subsisting Environmental Law.

      "ENVIRONMENTAL LAW" means any federal, provincial or local statute, regulation or rule, any judicial or administrative order or judgement or written administrative request of any governmental or regulatory body having jurisdiction, and any provision or condition of any permit, license or other governmental operating authorization, applicable to the Vendor or the Assets and relating to protection of the environment, persons or the public welfare from actual or potential exposure (or the effects of exposure) to any actual or potential release, discharge, spill or emission (whether past or present) of, or regarding the manufacture, processing, production, gathering, transportation, use, treatment, storage or disposal of, any chemical, raw material, pollutant, contaminant or toxic, corrosive or hazardous substance or waste.

      "FACILITIES" means the specified interest of the Company in all facilities described in Schedule "A", Part II.

      "FINANCIAL STATEMENTS" means the financial statements of the Company attached hereto as Schedule "C" for the previous one year together with unaudited interim financial statements for the period ending September 30, 2000.

      "GAAP" means Canadian generally accepted accounting principles from time to time prescribed by the Canadian Institute of Chartered Accountants, or any successor institute, applicable on a consistent basis.

      "GEOCAN SHARES" means 120,000 common shares of the Purchaser.

      "LANDS" means the lands set forth and described in Schedule "A", Part I, insofar as rights to the Petroleum Substances underlying those Lands are granted by the Leases.

      "LEASES" means, collectively, the leases, reservations, permits, licenses, certificates of title or other documents of title set forth and described in Schedule "A", Part I (or any replacement thereof, renewal or extension thereof or leases derived therefrom) by virtue of which the holder thereof is entitled to drill for, win, take, own and remove Petroleum Substances within, upon or under all or any part of the Lands.

      "MISCELLANEOUS INTERESTS" means the interests of the Company in and to all property, assets and rights pertaining or ancillary to the Petroleum and Natural Gas Rights, the Lands, the Leases and the Tangibles (other than the Petroleum and Natural Gas Rights, the Lands, the Leases and the Tangibles) and to which the Company is entitled at the Closing Date including, but not in limitation of the generality of the foregoing, such interests of the Company in:

      (a) all contracts, agreements, documents, production sales contracts, books and records relating to the interest of the Company in the Petroleum and Natural Gas Rights, the Lands, or the Tangibles, and any and all rights in relation thereto;

      (b) all engineering and production data and information directly related to the Petroleum and Natural Gas Rights and the Tangibles which are in the custody of the Company or to which it is entitled including, without limitation, all Proprietary Technical Information;

      (c) all subsisting rights to enter upon, use and occupy the surface of the Lands or any lands which same have been pooled or unitized or the sites of any Tangibles or any lands which are used to gain access to any of the foregoing;

      (d)   existing Well bores and downhole casing; and

      (e) all well, pipeline and other permits, licences and authorizations relating to the Petroleum and Natural Gas Rights, the Lands (or any lands with which the Lands have been pooled or unitized) and the Tangibles.

      "NOTIONAL TAX RETURN" means the pro forma Tax return of the Company, including financial statements of the Company as at September 30, 2000, attached as Schedule "D" for the period from the date of the Company's last Tax return to the Reference Time.

      "PARTIES" means the parties to this Agreement and their respective successors and permitted assigns and "PARTY" means any one of them.

      "PERMITTED ENCUMBRANCES" means:

      (a)   the encumbrances identified in Schedule "A", Part I;

      (b) easements, rights of way, servitudes or other similar rights in land including, without limiting the generality of the foregoing, rights of way and servitudes for railways, roads, sewers, drains, gas and oil pipelines, gas and water mains, electric light, power, telephone, telegraph or cable television conduits, poles, wires and cables;

      (c) the right reserved to or vested in any government or other public authority to terminate any of the Leases or to require annual or other periodic payments as a condition of the continuance thereof;

      (d) rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any of the Assets in any manner, and all applicable laws, rules and orders of any governmental authority;

      (e) the right reserved to or vested in any government or other public authority to levy taxes on Petroleum Substances or the income or revenue therefrom;

      (f) governmental requirements as to production rates on the operations of any property or otherwise affecting the value of any property;

      (g) undetermined or inchoate liens incurred or created as security in favour of the person conducting the operation of any of the Assets for the Company's proportion of the costs and expenses of such operations which costs and expenses are not delinquent as of the Closing Date;

      (h) liens granted in the ordinary course of business to a public utility, municipality or governmental authority in connection with operations conducted with respect to the Assets;

      (i) provisions for penalties and forfeitures under agreements as a consequence of non-participation in operations;

      (j) the reservations, limitations, provisos and conditions in any original grants from the Crown of any of the Lands or interests therein and statutory exceptions to title and the terms and conditions of the Leases; and

      (k)   provisions in agreements and plans effecting pooling or unitization.

      "PERSON" means an individual, a partnership, a corporation, a trust, an unincorporated organization, a union, a government or any department or agency thereof and the heirs, executors, administrators or other legal representatives of an individual.

      "PETROLEUM AND NATURAL GAS RIGHTS" means the interests of the Company in and to the Lands and the Leases as set forth in Schedule "A", Part I.

      "PETROLEUM SUBSTANCES" means petroleum, natural gas, related hydrocarbons and any other substances, whether liquid, solid or gaseous, produced in association with such petroleum, natural gas or related hydrocarbons, insofar as rights to the same are granted by way of the Leases.

      "PLACE OF CLOSING" means the offices of Borden Ladner Gervais LLP, Calgary, Alberta or such other place as may be agreed upon in writing by the Vendor and the Purchaser.

      "PRIME RATE" means the annual prime lending rate used from time to time by Alberta Treasury Branches, Main Branch, Calgary, Alberta, for loans made in Canada in Dollars to the bank's preferred commercial borrowers.

      "PROPRIETARY TECHNICAL INFORMATION" means all surveyors' ground elevation records (whether vertical or horizontal), shot point maps, drillers' logs, shooters' records, observer reports and seismograph records, seismograph magnetic tapes, stacked and migrated tapes, monitor records, field records or tapes, record sections and processed seismic sections obtained in or resulting from any seismograph survey conducted on or near the Lands, and geological or geophysical studies and further appraisals or interpretations of same conducted on or near the Lands and owned by the Vendor or to which the Vendor is entitled and, without limitation, such Proprietary Technical Information includes any and all copies of such items whether in hard, digital, magnetic, electronic or any other form.

      "PURCHASE PRICE" has the meaning ascribed thereto in Section 2.2(c).

      "REFERENCE TIME" means 12:01 a.m. (Mountain Time) at Calgary, Alberta, on October 1, 2000.

      "SECURITY INTEREST" means any mortgage, charge, pledge, lien, hypothec, encumbrance, conditional sale, assignment by way of or in effect as security, or security interest whatsoever.

      "SHAREHOLDER DEBT" means any indebtedness, liability or obligation owed by the Company to the Vendor or any Person affiliated with or related to the Vendor.

      "SHARES" means all of the issued and outstanding shares of the Company on the Closing Date and includes any instruments or rights capable of being converted into, exchanged, for or exercised for previously unissued shares of any class of the Company or giving the holder the right on the occurrence of any event or events, including on the payment of money, whether or not such event or events have occurred, to require delivery of previously unissued shares of any class to be issued by the Company, and includes options, warrants, conversion or exchange privileges and similar rights.

      "TANGIBLES" means the interests of the Company in and to the Facilities, and all other tangible depreciable property and assets situate in, on or about the Lands or lands pooled or unitized therewith, including the Wells, used in connection therewith or with production, gathering, processing, transmission, measurement or treatment operations relating to the Petroleum and Natural Gas Rights.

      "TAX" or "TAXES" means all income, capital, gross receipts, sales, use, franchise, profits, property, customs duties, withholding, goods and services, or other taxes, fees, assessments or charges of' any kind whatsoever (including Alberta Energy Utility Board taxes and levies), together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority.

      "WELLS" means all of the wells that are located on the Lands whether producing, suspended, previously abandoned or used as water source, injection, observation or disposal wells.

      "WORKING CAPITAL" means the aggregate of the Company's current assets less the aggregate of the Company's current liabilities as at the Reference Time as shown in the financial statements attached to the Notional Tax Return, all of which shall be determined in accordance with GAAP, subject to adjustment on the basis provided for in Schedule "B".

1.2   SCHEDULES

      The following are the Schedules annexed hereto and incorporated by reference and deemed to be a part hereof:

      Schedule "A"   -  Part I Lands and Leases; Part II Facilities; Part III
                        Wells
      Schedule "B"   -  Working Capital Adjustments;
      Schedule "C"   -  Financial Statements;
      Schedule "D"   -  Notional Tax Return

      All Schedules hereto are by this reference incorporated into and are part of this Agreement as fully as though contained in the body of this Agreement; provided that wherever any provision of any Schedule to this Agreement conflicts with any provision in the body of this Agreement, the provisions of the body of this Agreement shall prevail. References herein to a "Schedule" shall mean a reference to a Schedule to this Agreement. References in any Schedule to "the Agreement" or "this Agreement" shall mean a reference to this Agreement. References in any Schedule to another Schedule shall mean a reference to a Schedule to this Agreement.

1.3   VENDOR KNOWLEDGE

      Where in this Agreement, or in any certificate or document delivered in connection herewith or to effect any of the transactions contemplated hereby, any statement, representation or warranty is made as to, or as being based on, the knowledge, information or belief of the Vendor, such knowledge, information or belief consists only of the actual knowledge, information or belief of the Vendor as the case may be.

1.4   CURRENCY

      References in this Agreement to "dollars" or "$" are to dollars of the lawful money of Canada for the payment of public and private debts.

1.5   ACCOUNTING TERMS

      All accounting terms not otherwise defined in this Agreement have the meanings assigned to them in accordance with GAAP, and except as otherwise expressly provided herein, all accounting or financial calculations required or permitted under this Agreement shall be made on the basis of GAAP applied on a consistent basis.

1.6   MEANING NOT AFFECTED BY DIVISION, HEADINGS OR TABLE OF CONTENTS

      The division of this Agreement and the provision of headings or a table of contents for all or any thereof are for convenience of reference only and shall not affect the meaning of this Agreement.

1.7   INVALIDITY OF PROVISIONS

      If any of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.


2.    PURCHASE AND SALE; CLOSING

2.1   SALE OF SHARES

      Upon the terms and subject to the conditions of this Agreement, the Purchaser will purchase the Shares from the Vendor and make payment therefor to the Vendor and the Vendor will sell, assign and deliver the Shares to the Purchaser upon receipt of payment therefor.

2.2   PURCHASE PRICE

      In consideration of the sale, assignment and delivery by the Vendor of the Shares the Purchaser shall pay to the Vendor the Purchase Price, determined pursuant to this Section 2.2, such amount, subject to subsequent adjustments herein provided for, to be paid on the Closing Date in the manner provided for in Section 2.5.

      (a) The Purchaser will pay or cause to be paid to the Vendor in the aggregate $210,000 (the "BASIC PURCHASE PRICE"), subject to adjustment and to the further payments as provided for in this
            Section 2.2;

      (b) The Basic Purchase Price shall be adjusted by an increase or decrease as the case may be for the amount of Working Capital as finally determined in accordance with Schedule "B"; and

      (c) The Basic Purchase Price as adjusted pursuant to Section 2.2(b), is herein called the "PURCHASE PRICE".

2.3   TIME AND PLACE OF CLOSING

      Upon the terms and conditions of this Agreement, the completion of the transfer of the Shares by the Vendor to the Purchaser and the payment by the Purchaser to the Vendor of the Purchase Price will take place at the Place of Closing at 10:00 a.m. (Calgary time) on the Closing Date. All adjustments contemplated by this Agreement shall be effective as of the Reference Time.

2.4   DELIVERIES BY THE VENDOR

      On the Closing Date the Vendor will deliver or cause to be delivered to the Purchaser, in form and content satisfactory to the Purchaser, the following:

      (a) certificates representing the Shares, accompanied by stock transfer powers of attorney duly executed in blank or duly executed instruments of transfer, and any other documents necessary to transfer to the Purchaser good title to the Shares;

      (b) the resignations of all members of the board of directors of the Company, and the resignations of all officers of the Company together with general releases of the Company by each of its directors and officers;

      (c) original share books, share ledgers and minute books and corporate seals of the Company as well as all tax records (including tax returns, notices of assessment, reassessments and tax correspondence), environmental, health and safety files, Worker's Compensation files and other books and records belonging to and relating to the business and operations of the Company;

      (d) the certificates referred to in Sections 2.6(a), (b) and (d) dated the Closing Date duly signed on its behalf;

      (e) a certified copy of a resolution of the Board of Directors of the Company approving the transfer of the Shares by the Vendor to the Purchaser;

      (f) all other documents, instruments and writings reasonably required to be delivered by the Vendor at the Closing Date pursuant to this Agreement or otherwise required in connection herewith;

      (g) substantially all books, records, files (including lease, contract, well and unit files), reports, studies, maps, drawings, logs and other documentary materials of any nature whatsoever pertaining to the Assets, including, without limitation, all geological and engineering reports, records, maps, drawings, logs and other data relating to the Lands; and

      (h) a Certificate of Status for the Company issued under the laws of the Province of Alberta.

2.5   DELIVERIES BY THE PURCHASER

      On the Closing Date the Purchaser will deliver the following to the
Vendor:

      (a) the cash portion of the Purchase Price in the amount of $150,000 (subject to adjustment as contemplated in Section 2.2(b)) by a certified cheque, bank draft or such other means as are agreed upon by the Vendor and the Purchaser to the Vendor;

      (b) the share portion of the Purchase Price by the issuance of the GEOCAN Shares at an assigned value of $0.50 per share to the Vendor;

      (c) the certificates referred to in Sections 2.7(a) and (b) dated the Closing Date duly signed on its behalf; and

      (d) all other documents, instruments and writings reasonably required to be delivered by the Purchaser at the Closing Date pursuant to this Agreement or otherwise required in connection herewith.

2.6   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASER TO CLOSE

      The obligation of the Purchaser to complete the transactions contemplated hereby is subject to the fulfilment, on or prior to the Closing Date, of the following conditions precedent, each of which is for the exclusive benefit of the Purchaser and any one or more of which may be expressly waived, in whole or in part, by the Purchaser:

      (a)   the representations and warranties of the Vendor contained in
            Article 3 shall have been true on and as of the date made and on and as of the Closing Date as if made then and a certificate to that effect from the Vendor shall have been delivered to the Purchaser;

      (b) the Vendor shall have complied with or performed, in all respects material to the Purchaser, all of its agreements and covenants in this Agreement to be complied with or performed by it at or prior to the Closing Date and a certificate to that effect from the Vendor, with respect to itself and its compliance and performance shall have been delivered to the Purchaser;

      (c) there shall be no rights of first refusal or other restrictions on the transfer, sale or assignment of the Shares or relating to change in control of the Company which have not been complied with or waived prior to the Closing Date;

      (d) there shall have been no material adverse change in the Assets or the interests of the Company therein or the financial condition of the Company between the Reference Time and the Closing Date and a certificate from the Vendor to the effect that the Vendor has no knowledge of any such material adverse change shall have been delivered to the Purchaser;

      (e)   delivery of all documents by the Vendor as set forth in Section 2.4;

      (f) completion of the transactions contemplated herein shall not violate any order or decree of any court or governmental body of competent jurisdiction;

      (g) all necessary steps and proceedings shall have been taken to permit the Shares to be duly and regularly transferred to and registered in the name of the Purchaser; and

      (h) the Parties shall have obtained all necessary governmental and regulatory approvals required to permit the transactions herein to be completed.

2.7   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE VENDOR TO CLOSE

      The obligation of the Vendor to complete the transactions contemplated hereby is subject to the fulfillment, on or prior to the Closing Date, of the following conditions precedent, each of which is for the exclusive benefit of the Vendor and any one or more of which may be waived, in whole or in part, by the Vendor:

      (a)   the representations and warranties of the Purchaser contained in
            Article 4 shall have been true on and as of the date made and, on and as of the Closing Date as if made then and a certificate to that effect from a senior officer of the Purchaser shall have been delivered to the Vendor;

      (b) the Purchaser shall have complied with or performed, in all respects material to the Vendor, all of its agreements and covenants in this Agreement to be complied with or performed by it at or prior to the Closing Date and a certificate to that effect from a senior officer of the Purchaser shall have been delivered to the Vendor; and

      (c) payment or delivery, as applicable, by the Purchaser of the Purchase Price payable pursuant to Sections 2.5(a) and (b) and delivery of all documents by the Purchaser as set forth in Section 2.5.

3.    REPRESENTATIONS AND WARRANTIES OF THE VENDOR

      The Vendor with respect to itself and the Shares or with respect to the Company, as the context indicates, represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date:

3.1   ORGANIZATION

      (a) Standing of the Company: The Company is and at the Closing Date shall continue to be a corporation duly organized and validly subsisting under the laws of its jurisdiction of incorporation as a private company and has all requisite corporate power and authority to own, lease and operate its properties and the Assets and to carry on its business.

      (b) No Subsidiaries: The Company does not have an interest (either directly or indirectly) in any other Person, nor is the Company a party to or bound by any agreement to acquire such an interest.

      (c) Constating Documents: The Purchaser has been provided true, correct and complete copies of the constating documents and by-laws, together with all amendments thereto, with respect to or affecting the Company. No resolutions have been proposed or passed to further amend the foregoing.

      (d) Not a Public Company: The Company is not a "reporting issuer" or otherwise subject to filing and reporting requirements applicable to public companies under relevant securities legislation.

      (e) Officers and Directors: Larry McMinn is the President, Secretary-Treasurer and the sole director of the Company. As of the Closing Date the Company will have no employees and will not have any employment, management or field operating contracts that relate to the Assets for which the Company will be responsible after the Closing Date.

3.2   CAPITALIZATION OF THE COMPANY; THE SHARES.

      (a) Issued and Outstanding Shares: The authorized and presently issued and outstanding share capital of the Company as at the date hereof is as follows:


          AUTHORIZED                    ISSUED AND OUTSTANDING
          ----------                    ----------------------
10,000 Class "A" Common shares     Larry McMinn - 10,000 Class "A"
                                   Common shares


      (b) No Treasury Shares: No issued and outstanding Shares of the Company are held in the Company's treasury.

      (c) No Options: There are no outstanding options, calls or rights of any kind relating to or providing for the purchase, delivery or transfer of any presently issued and outstanding Shares or other securities of the Company.

      (d) No Additional Shares: There are no outstanding rights with respect to the capital of the Company that would require the Company to allot or issue any of the unissued Shares of the Company or to create any additional class of Shares.

      (e)   No Shareholder Debt: There is no Shareholder Debt.

      (f) No Shares in Other Companies: The Company does not and on the Closing Date will not own, directly or indirectly, any shares or securities convertible into shares of any other corporation.

      (g) Title to Shares: It is the beneficial owner of its Shares and has good title to the same, free and clear of all Security Interests, equities, claims, options or other encumbrances or voting trusts, proxies or other interests of any nature whatsoever except those in favour of the Purchaser.

3.3   AUTHORITY; BINDING EFFECT

      (a) Authority of the Vendor: It has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

      (b) Binding Agreement: This Agreement constitutes or will constitute at the time of execution and delivery a legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the qualification that such enforcement may be subject to bankruptcy, insolvency, fraudulent preference, reorganization or other laws affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or law).

3.4   NO CONFLICT

      The execution, delivery and performance of this Agreement does not, and the fulfilment and compliance with the terms and conditions and the consummation of the transactions contemplated hereby, will not:

      (a) conflict with any of, or require the consent or waiver of rights of any Person under, the terms, conditions or provisions of the respective constating documents of the Company;

      (b) violate any provision of, or require any consent, authorization or approval under, any law or regulation or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to the Vendor or the Company;

      (c) conflict with, result in a breach of, constitute a default under (whether with notice or the lapse of time or both), or accelerate or permit the acceleration of the performance required by, or require any consent, authorization or approval under, any indenture, mortgage, lien, lease, agreement or instrument to which the Vendor or the Company is a party or by which any of them is bound or to which any of their respective property is subject; or

      (d) result in the creation of any Security Interest upon the Shares or the Assets.

3.5   FINANCIAL STATEMENTS

      The Financial Statements have been prepared, to the knowledge of the Vendor, in accordance with GAAP applied on a consistent basis with prior years and to the knowledge of the Vendor fairly represent the assets, liabilities and financial position of the Company as at the dates thereof. The Financial Statements contain or reflect all adjustments and disclosures necessary in order to make such documents not misleading.

3.6   LITIGATION

      To the knowledge of the Vendor, there are no actions, suits or proceedings pending or threatened against the Company, the Assets, the Shares or the interest of the Vendor in the Shares and the Company is not charged or threatened with a violation of any provision of any federal, provincial or local law or regulation relating to any aspect of its business.

3.7   ENVIRONMENTAL MATTERS

      To the knowledge of the Vendor, the Company, the Assets and the use, maintenance and operation of the Assets has been and is in material compliance with all applicable statutes, regulations, bylaws, codes (whether federal, provincial or municipal) including those relating to Workmen's Compensation, product safety and product liability.

3.8   NO CONTRACTUAL DEFAULT

      The Vendor is not aware of any material default by any party under any material contract involving the Company, nor is the Vendor aware of any facts or circumstances which would, with the giving of notice or the lapse of time, give rise to a default by the Company under a material contract.

3.9   NO BREACH OF ORDER

      The Vendor is not aware of any material default by the Company under any order, writ, injunction or decree of any court or governmental authority having jurisdiction over the Company and which materially adversely affects or relates to the Company.

3.10  TAXES

      (a) Year End: The fiscal year end of the Company for income tax purposes is -.

      (b) Returns and Elections to be Filed: The Company has filed in a timely manner or, on or prior to the Closing Date, will file in a timely manner all returns (including the income tax return for the last taxation year of the Company ending -), elections, declarations and reports and information returns and statements required or advisable to be filed on or prior to the Closing Date and such filings, in the reasonable opinion of the Vendor, have not been materially inaccurate or misleading.

      (c) No Tax Waivers: The Company has not provided any waivers to Canada Customs and Revenue Agency or any other taxing authority for any reason.

      (d) Tax Audits: There are no matters which are the subject of any current discussions with or any agreement with the Canada Customs and Revenue Agency relating to claims for additional Taxes.

      (e) Taxes Paid: The Company has paid all Taxes payable and has not requested any extension of time within which to file or send any return.

      (f) Tax Disputes: No deficiency for any Tax has been proposed, asserted or assessed against the Company and there are no outstanding Tax disputes, audits, proposed adjustments, notices of objection or other appeals.

      (g) Private Company: The Company is a "private corporation" and the Vendor is a resident of Canada for the purposes of the Income Tax Act (Canada).

      (h) Tax Withholding: All Taxes and other assessments and levies which the Company is required to withhold or collect have been (and will be up to the Closing Date) duly withheld and collected and paid over to the proper government authorities.

      (i) Notional Tax Return: To the knowledge of the Vendor, the Notional Tax Return has been properly prepared and sets forth the Tax position of the Company as of the Reference Time.

3.11  ABSENCE OF CERTAIN CHANGES

      (a) There has not been any material adverse change in the business or financial condition of the Company since the date of the most recently dated Financial Statements;

      (b) There has not been any material damage, destruction or loss, whether covered by insurance or not, which has had, or would reasonably be expected to have, a material adverse effect on the business or financial condition of the Company.

3.12  BOOKS AND RECORDS

      The books and records of the Company have been maintained in accordance with prudent business practice and the minute books of the Company contain a complete and accurate record of all resolutions and other corporate actions in lieu of resolutions of its shareholders, board of directors and committees, all of which resolutions or actions have been duly and regularly, passed or adopted.

3.13  PRODUCTION ASSETS, OPERATIONS AND LIABILITIES

      (a) Title to Assets: The Vendor does not warrant the Company's title to the Assets, but the Vendor does represent and warrant that neither the Vendor nor the Company have done anything whereby any of the Company's interest in and to the Assets may be cancelled or determined, nor have they encumbered or alienated the same, and the Assets shall be, at the Closing Date, free and clear of all liens, encumbrances, adverse claims, demands and royalties created by, through or under the Company except for the Permitted Encumbrances. Except as otherwise provided herein, the Vendor represents and warrants that neither the Vendor nor the Company have received notice of any material defect in the Company's title to the Assets and, for the period of time that the Company has owned the Assets, to the knowledge of the Vendor all relevant deposits, rentals and royalties (including delay rentals and shut-in royalties) have been paid within the applicable time limits and all obligations and covenants required to keep the Leases in full force and effect have been performed and observed.

      (b) No Orders: There are no outstanding material orders, notices or similar requirements relating to the Company or the Assets issued by any federal, provincial or municipal authority including, without limitation, occupational health and safety authorities and to the knowledge of the Vendor there are no matters under discussion with any such authorities relating to orders, notices or similar requirements.

      (c) Production Penalties: To the knowledge of the Vendor, no Wells are subject to a production penalty of any kind, there are no facts or circumstances which materially adversely affect the production of Petroleum Substances in respect of the Petroleum and Natural Gas Rights or the receipt, or entitlement, of the Company to revenue attributable to the production thereof.

      (d) Licences and Permits: The Company or its agent possesses valid Well, pipeline and other permits, licences and authorizations required to allow it to carry on its business.

      (e) AFE's: There are no outstanding authorizations for expenditure (AFE) or cash calls with respect to the Lands, including the unexpended portion thereof and there are no outstanding commitments by the Company to expend funds for its own account where the Company's interest under the authorization for expenditure or outstanding commitment would exceed $25,000.

      (f) Severance Taxes: All ad valorem, property, production, severance and similar taxes and assessments based on or measured by the ownership by the Company of its Petroleum and Natural Gas Rights or the production of Petroleum Substances in respect of such Petroleum and Natural Gas Rights or the receipt by, or the entitlement of, the Company of or to revenue attributable to the production thereof at any time prior to the Closing Date have or will have been properly paid and discharged.

      (g) Gas Balancing: The Company is not a party to or bound by any gas balancing or similar agreements relating to its Assets and there are no take or pay obligations where the Company would be obligated to deliver gas without being paid therefor.

      (h) Production Sales Agreements: The Company is not a party to any production sales contracts having a term greater than one year that is not cancellable by the Company on notice of 30 days or less. The Company is not in default of any obligation under any such contract.

      (i) Transportation and Processing Agreements: There are no transportation or processing agreements or arrangements under which the Company or any party acting on its behalf is obligated to transport or process Petroleum Substances allocable to the Petroleum and Natural Gas Rights, except for agreements terminable by the Company without penalty on notice of 30 days or less.

      (j) Offset Obligations: None of the Lands have been or are now subject to any offset obligation (including obligations to drill wells, surrender rights, or pay compensatory royalty) which has not been satisfied.

      (k) No Guarantees: The Company is not a party to or bound by any agreement of guarantee, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any Person.

      (l) Reduction of Interest: Except as set out in Schedule "A", the Assets are not subject to reduction by virtue of the conversion or other alteration of the interest of any third party under existing agreements created by, through or under the Company.

      (m) Revenue: The Company has not assigned or otherwise encumbered the revenue from the production of Petroleum Substances from the Assets.

      (n) Compliance with Laws: To the Vendor's knowledge, all laws, regulations and orders and all federal, provincial, municipal or other government departments, commissions, or other instrumentalities thereof having jurisdiction over and material effect upon the Assets have been complied with in all material respects.

      (o) Environmental Information: To the Vendor's knowledge, the Company has made available to the Purchaser all material information within the Company's possession relevant to Environmental Deficiencies pertaining to the Assets and has not knowingly withheld any such information from the Purchaser.

      (p) Audits: To the Vendor's knowledge, no co-owner has given written notice to the Company (or to any party holding legal title to the Facilities on behalf of the Company), in accordance with the agreements affected, that such co-owner intends to audit the books, accounts and records of an operator relating to the Facilities.

      (q) Contributions: To the Vendor's knowledge, the Company has not been given written notice by an operator of the Facilities, in accordance with the agreements so affected, that it will be required to make any contribution under an agreement affecting any of the Facilities by reason of the failure of another co-owner to pay its share of costs and expenses associated with such Facility.

      (r) Quiet Enjoyment: Subject to the Permitted Encumbrances, those Title Deficiencies waived or deemed to be waived by the Purchaser, and to the rents, covenants, conditions and stipulations in the Leases and any agreements pertaining to the Lands and on the lessee's or holder's part thereunder to be paid, performed and observed, the Company may enter into and upon, hold and enjoy the Leases for the residue of their respective terms and all renewals or extensions thereof for the Company's own use and benefit without any interruption of or by the Vendor or any other Person whomsoever claiming or to claim by, through or under the Vendor.

3.14  LOANS TO EMPLOYEES, ETC.

      The Company does not now have and will at the Closing Date not have any indebtedness outstanding which is owed to or by present or former directors, officers, shareholders (including the Vendor or any Persons affiliated with or related to the Vendor) or employees or former employees of the Company.

3.15  INDEBTEDNESS BY VENDOR

      There was not at the Reference Time and there will not be prior to the Closing Date any indebtedness, liability or obligation owed to the Company to the Vendor or any Person affiliated with or related to the Vendor.

3.16  SECURITY INTERESTS

      Except for Permitted Encumbrances, none of the Assets is subject to any Security Interest created by, through or under the Company or any of its predecessor entities or the Vendor.

3.17  MATERIAL CONTRACTS

      The Company is not a party to any material contract other than contracts entered into in the ordinary course of business.

3.18  FINDERS FEES

      Neither the Vendor nor the Company has incurred any liability, contingent or otherwise, for brokers' or finders' fees in respect to this transaction for which the Purchaser shall have any obligation or liability.

3.19  LIMITATIONS

      The Vendor makes no representation or warranty whatsoever except as and to the extent expressly set forth in this Article 3. The Vendor disclaims any liability and responsibility for any representation or warranty which may have been made or alleged to have been made and which is contained in any instrument or document relative hereto or to the transactions herein provided for, or contained in any statement or information made or communicated (orally or in writing) to Purchaser including, without limitation of the generality of the foregoing, any opinion, information or advice which may have been provided to Purchaser by an officer, director, employee, agent, consultant or representative of the Vendor or the Company. Without limiting the generality of the foregoing, the Vendor makes no representations or warranties or covenants as to:

      (a) the Company's title in or to the Assets except as, and only to the extent, set forth in Article 3;

      (b) the amounts, quality, recoverability or deliverability of reserves of Petroleum Substances attributable to the Lands;

      (c) the quality, fitness, condition or merchantability of all or any of the Tangibles;

      (d) any geological or other interpretations or economic evaluations of the Assets;

      (e) estimates of prices or future cash flows arising from the sale of Petroleum Substances attributable to the Lands or estimates of other revenues attributable to the Company or the Assets.

      The Purchaser acknowledges that it has made its own independent investigation, analysis, evaluation and verification of the Company and its interests in the Assets, including the Purchaser's own estimate and appraisal of the extent, value of the reserves of Petroleum Substances attributable to the Lands and of the condition and capacity of the Tangibles.

4.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

4.1   The Purchaser represents and warrants to the Vendor as set forth below:

      (a) Standing of the Purchaser: The Purchaser is and at the Closing Date shall continue to be a corporation duly organized and validly subsisting under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business.

      (b) Authority of the Purchaser: The Purchaser has all requisite corporate power and authority to acquire the Shares and to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

      (c) Binding Agreement: This Agreement constitutes or will constitute at the time of execution and delivery a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its respective terms, subject to (i) the qualification that such enforcement may be subject to bankruptcy, insolvency, fraudulent preference, reorganization or other laws affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or law).

      (d) Not a Non-Canadian: The Purchaser is not a "non-Canadian person" within the meaning, and or the purposes of the Investment Canada Act.

      (e) Finders Fees: The Purchaser has not incurred any liability, contingent or otherwise, for brokers' or finders' fees in respect to this transaction for which the Vendor shall have any obligation or liability.

      (f) Listing: The GEOCAN Shares shall be issued pursuant to an exemption from the prospectus requirements of the Securities Act (Alberta) and upon issuance shall be duly listed for trading on the Canadian Venture Exchange.

      (g) No Encumbrances: The GEOCAN Shares when issued shall be fully paid and clear of any liens, encumbrances or claims of any kind, subject to the Articles and bylaws of the Purchaser.

5.    ADDITIONAL AGREEMENTS AND COVENANTS - VENDOR

      The Vendor covenants and agrees with the Purchaser as follows:

5.1   CERTAIN CHANGES

      Subject to Section 5.3, without first obtaining the written consent of the Purchaser (which consent may not be unreasonably withheld), from the Reference Time until the Closing Date, the Vendor will ensure that the Company will not:

      (a) make any material adverse change in the conduct of its business and operations;

      (b) amend, in any respect material to the Company, any contract or agreement other than in the ordinary course of business;

      (c) declare, set aside or pay any dividends, or make any distributions in respect of its Shares or repurchase, redeem or otherwise acquire any Shares, (ii) make any payments, by way of bonuses, management fees, wages, salaries or otherwise to the Vendor or any other Person, or (iii) incur, assume, pay or otherwise become liable for any debts or charges to or for the benefit of any Vendor or any Person affiliated with or related to a Vendor;

      (d) merge into or with or consolidate with any other corporation or acquire all or substantially all of the business or assets of any Person;

      (e)   make any changes to its constating documents or bylaws;

      (f)   purchase any securities of any Person;

      (g) sell, lease or otherwise dispose of any of the Assets (the extraction and sale of Petroleum Substances and the consumption or other disposition of its assets and properties in the ordinary course of business being excepted and permitted) other than in the ordinary course of business;

      (h) purchase, lease or otherwise acquire any Petroleum and Natural Gas Rights or any interest in Petroleum Substances or real property other than in the ordinary course of business;

      (i) make any capital expenditures other than in the ordinary course of business;

      (j) amend, enter into or terminate any contracts material to the Company other than in the ordinary course of business;

      (k) initiate new operations, commit to drill any Well for its own account, surrender Petroleum and Natural Gas Rights or abandon any Wells other than in the ordinary course of business;

      (l) make any offer of employment to any Person; terminate, except for cause, the employment of any Person; or increase the salary or benefits payable to any Person.

5.2   ACCESS

      The Vendor will cause the Company to afford to the Purchaser and its authorized representatives reasonable access from the date hereof until the Closing Date, to the Company's properties, books and records and will cause the Company to furnish to the Purchaser such additional financial and operating data and other information as it may reasonably request. The Vendor shall further cause the Company to co-operate with the Purchaser in arranging any such meetings as the Purchaser may reasonably request with shippers, suppliers or others who have or have had a business relationship with the Company and auditors or any other Persons engaged or previously engaged to provide services with respect to the Company's affairs.

5.3   CONDUCT OF BUSINESS; BUSINESS ORGANIZATION

      In the period from the date hereof until the Closing Date, the Vendor shall cause the Company to conduct, in accordance with generally accepted industry practices, such activities relative to the business of the Company as can reasonably be regarded as being in the ordinary course of business for the Company. The Company shall not conduct any activities with respect to the Assets which cannot reasonably be regarded as being in the ordinary course of business of the Company without the prior written consent of the Purchaser (which consent may not be unreasonably withheld), except as may be reasonably necessary to protect, ensure life and safety or to preserve the Assets or title to the Assets. If the Company desires to approve an A.F.E. as submitted by an operator where the Company's share of the costs thereunder is expected to exceed Twenty-five Thousand Dollars ($25,000.00), or renegotiate, amend, vary or alter any material contract for the sale or disposition of Petroleum Substances, the Vendor shall have the Company:

      (a) notify the Purchaser of any such A.F.E. or any material changes to any such contract or arrangement for the sale or disposition of Petroleum Substances;

      (b) permit the Purchaser to consult with the Company in respect of such A.F.E. or change; and

      (c) the Company shall be entitled to approve such A.F.E. or make such change, notwithstanding the Purchaser's disagreement (if any), if the Company is dealing at arm's length with the remaining parties to the contract and, acting in good faith, believes such approval or change is reasonable.

5.4   INSURANCE

      The Vendor will or will cause the Company to maintain existing policies of insurance and surety bonds in respect of the Assets of the Company.

6.    ADDITIONAL COVENANTS AND ACKNOWLEDGMENTS OF THE PARTIES

6.1   TAX MATTERS - POST CLOSING

      The Parties acknowledge that the Purchaser will be responsible for all of the Company's Taxes from and including the Reference Time forward and the Vendor will be responsible for all of the Company's Taxes up to the Reference Time. The Parties specifically agree in regard to Tax matters that:

      (a) The Purchaser shall cause to be prepared and filed on a timely basis, all Tax returns for the Company for any period which ends on or before the Closing Date and for which Tax returns have not been filed as of such date.

      (b) The Tax returns to be filed after the Closing Date for the period ending on or before the Closing Date shall be prepared in a manner consistent with the Notional Tax Return.

      (c) The Vendor and the Purchaser shall co-operate fully with each other and make available to each other in a timely fashion such data and other information as may reasonably be required, including providing access to employees and to financial and other records of the Company for the preparation of any Tax return of the Company for a taxation year ending on or before the Closing Date, and the conduct of any disputes relating thereto, and shall preserve such data and other information until the expiration of any applicable limitation period under any applicable law with respect to Taxes.

      (d) If the Company receives any assessment, reassessment, notice of proposed reassessment, notice of audit or any other Tax notice regarding the period prior to the Closing Date, the Purchaser shall cause the Company to notify the Vendor, co-operate with them in responding to such notices and to take such steps as the Vendor may reasonably request so as to avoid any further or incremental Tax obligation on the part of the Vendor.

6.2   PUBLIC ANNOUNCEMENTS

      The Vendor and the Purchaser will consult with each other before they issue any press releases or otherwise make any public statements with respect to this Agreement or the transactions contemplated hereby and not, except to the extent required by law or by obligations pursuant to any listing agreement with any securities exchange on which any of the shares or other securities of the Purchaser may be listed, issue or make any such release or statement without the prior consent and joint approval of the Vendor and the Purchaser.

6.3   FURTHER ASSURANCES

      (a) Subject to the terms and conditions of this Agreement, the Vendor and the Purchaser will use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to obtain consents of all Persons including all governmental authorities necessary to the consummation of the sale by or to it (as applicable) of the Shares pursuant to this Agreement, or to carry out all of their respective obligations under this Agreement and to consummate the transactions contemplated by this Agreement.

      (b) From time to time after the Closing Date, without further consideration, each Party will, at its own expense, execute and deliver such documents to any other Party as such Party may reasonably request in order to consummate the transactions contemplated by this Agreement.

6.4   INSURANCE

      At the Closing Date, the Purchaser will or will cause the Company to procure and maintain any and all policies of insurance and surety bonds as Purchaser or the Company, at its cost and expense, deems advisable. All risk of loss with respect to the Company or its properties shall pass to Purchaser on the Closing Date provided that after the Closing Date the Vendor shall administer claims under any insurance policies with respect to the

      Company or its properties, relating to or arising out of events occurring prior to the Closing Date which the Vendor agrees to assign to the Company as and if claims arise and notice thereof is given to the Vendor and provide reasonable co-operation to the Company with respect to making and prosecuting (at the Vendor's expense) any claims which are not assignable.

6.5   CONFIDENTIALITY

      (a) Prior to the Closing Date, and subsequent to the Closing Date if the sale contemplated herein does not close, the Purchaser shall consider as confidential, shall not communicate to others and shall use its best efforts to prevent those within its employ or control from communicating to others, all information which the Purchaser receives from the Vendor or the Company pursuant to this Agreement other than information which:

            (i) was in the possession of the Purchaser prior to its receipt or acquisition hereunder;

            (ii)  at the time of disclosure, is in the public domain;

            (iii) after disclosure, becomes part of the public domain by publication or otherwise, through no act or omission on the part of the Purchaser; or

            (iv) is required to be disclosed pursuant to the applicable legislation, regulations or rules or by the direction of any court, tribunal or administrative body having jurisdiction.

7. INDEMNITIES AND EXTENT AND SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS

7.1   RESPONSIBILITY OF VENDOR

      Subject to Sections 7.3 and 7.4, the Vendor shall:

      (a) be liable to the Purchaser for all losses, costs, damages (excluding consequential damages) and expenses whatsoever which the Purchaser may suffer, sustain, pay or incur; and

      (b) indemnify and save the Purchaser and its directors, officers, servants, agents and employees harmless from and against all claims, liabilities, actions, proceedings, demands, losses, costs, damages (excluding consequential damages) and expenses whatsoever which may be brought against or suffered by the Purchaser, its directors, officers, servants, agents or employees or which they may sustain, pay or incur, as a direct result of any matter or thing arising out of, resulting from, attributable to or connected with any misrepresentation or breach of warranty made by the Vendor herein or in any document delivered in connection herewith in respect of which a written notice specifying the misrepresentation or breach is delivered by the Purchaser within the survival period in accordance with Section 7.4 or the failure of the Vendor to comply with, or the breach by the Vendor of, any of the covenants or agreements to be performed by the Vendor in this Agreement or in any document delivered concurrently herewith; or the obligation on the Company or the Purchaser to pay any additional Taxes, interest or penalties that may be assessed against the Company for any period of time up to the Reference Time; provided however, nothing in this Section 7.1, whether express or implied, shall be construed so as to cause the Vendor to indemnify the Purchaser in connection with any representation or warranty contained in Article 3 if and to the extent that the Purchaser did not rely upon such representation or warranty.

7.2   RESPONSIBILITY OF PURCHASER

      Subject to Sections 7.3 and 7.4, the Purchaser shall:

      (a) be liable to the Vendor for all losses, costs, damages (excluding consequential damages) and expenses whatsoever which the Vendor may suffer, sustain, pay or incur, and

      (b) indemnify and save the Vendor and his heirs harmless from and against all claims, liabilities, actions, proceedings, demands, losses, costs, damages (excluding consequential damages) and expenses whatsoever which may be brought against or suffered by the Vendor, or his heirs or which any of them may sustain, pay or incur, as a direct result of any matter or thing arising out of, resulting from, attributable to or connected with: any misrepresentation or breach of warranty made by the Purchaser herein or in any document delivered in connection herewith in respect of which a written notice specifying the misrepresentation or breach is delivered by the Vendor within the survival period in accordance with Section 7.4 or the failure of the Purchaser to comply with, or the breach by the Purchaser of, any of the covenants or agreements to be performed by the Purchaser in this Agreement or in any document delivered concurrently herewith; provided however, nothing in this Section 7.2, whether express or implied, shall be construed so as to cause the Purchaser to indemnify the Vendor in connection with any representation or warranty contained in Article 4 if and to the extent that the Vendor did not rely upon such representation and warranty.

7.3   PROCEDURE - INDEMNITIES

      Any Party seeking indemnification hereunder shall give reasonably prompt notice thereof to the Party from whom indemnification is sought. The Party from whom indemnification is sought shall have the sole right to conduct, settle or otherwise dispose of any legal action in respect of which indemnification is sought in any manner it deems appropriate without the consent of the other Party if but only if it has agreed that the matters in the action are indemnified pursuant to this Article 7.

7.4   SURVIVAL

      Notwithstanding the completion of the transaction contemplated by this Agreement or any investigation made by or on behalf of any party hereto, the representations, warranties, covenants, agreements and indemnities of the Vendor and the Purchaser contained in this Agreement and contained in any document or certificate given pursuant to this Agreement shall survive the closing and continue in full force and effect for a period of two years (and for a period of four years in respect of the indemnity for Taxes set out in Section 7.1). No claims with respect to representations, warranties, covenants, agreements and indemnities of the Vendor and Purchaser contained in this Agreement or in any document or certificate given pursuant to the provisions hereof shall be made by any party unless notice in writing thereof has been given by the party making the claim to the other party within two years or four years, as applicable, of the Closing Date. Notwithstanding anything contained in this Agreement, Purchaser shall have no remedy or cause of action for a breach of any representation or warranty in regard to any circumstance, matter or thing actually known to the Purchaser or any employee, agent, consultant or representative thereof, as at the Closing Date.

8.    MISCELLANEOUS

8.1   FURTHER ASSURANCES

      The Vendor and the Purchaser shall from time to time execute and deliver all such further documents and instruments and do all acts and things as the other Party may, either before or after the Closing Date, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

8.2   TIME OF THE ESSENCE

      Time shall be of the essence of this Agreement.

8.3   FEES

      Each of the Parties hereto shall pay their respective legal and accounting costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement and all documents and instruments executed pursuant hereto and any other costs and expenses whatsoever and howsoever incurred. Any legal, accounting and brokerage fees, costs and expenses incurred by the Company prior to Closing in connection with this transaction shall be the responsibility of and be paid by the Vendor.

8.4   BENEFIT OF THE AGREEMENT

      This Agreement shall enure to the benefit of and be binding to the respective heirs, executors, administrators, successors and permitted assigns of the Parties hereto.

8.5   ENTIRE AGREEMENT

      This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the Parties hereto with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the Parties other than as expressly set forth in this Agreement.

8.6   AMENDMENTS AND WAIVER

      No modification of or amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by all of the Parties hereto and no waiver of any breach of any term or provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided, shall be limited to the specific breach waived.

8.7   ASSIGNMENT

      This Agreement may not be assigned by any of the Parties hereto without the written consent of all other Parties.

8.8   NOTICES

      Any demand, notice or other communication to be given in connection with this Agreement shall be given in writing and shall be given by personal delivery, by registered mail or by electronic means of communication addressed to the recipient as follows:

      To the Vendor:

            147 Cedarridge Crescent S.W.
            Calgary, Alberta  T2W 2B4

            Attention:  Larry McMinn
            Facsimile:  (403) 261-3834

      To the Purchaser:

            800, 717 - 7th Avenue S.W.
            Calgary, Alberta T2P 0Z3

            Attention:  Wayne Wadley, President
            Facsimile:  (403) 261-3834

      or to such other address, individual or electronic communication number as may be designated by notice given by any party to the others. Any demand, notice or other communication given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof if a Business Day and if not on the next following Business Day and, if given by registered mail, on the twelfth Business Day following the deposit thereof in the mail and, if given by electronic communication, on the day of transmittal thereof if given during the normal business hours of the recipient and on the Business Day during which such normal business hours next occur if not given during such hours on any day. If the Party giving any demand, notice or other communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, any such demand, notice or other communication shall not be mailed but shall be given by personal delivery or by electronic transmission.


8.9   GOVERNING LAW

      This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the Province of Alberta, including all matters of construction, validity and performance. The Vendor and Purchaser hereby consent and irrevocably attorn to the jurisdiction of the courts of the Province of Alberta for all disputes relating to the construction, interpretation, enforcement and performance of this Agreement, hereby waiving all defences based on venue or convenience of forum or service of process outside of such jurisdiction.

8.10  EXECUTION

      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The Parties shall be entitled to rely on delivery of an executed facsimile copy of this Agreement and such facsimile copy shall be legally effective to create a valid and binding agreement between the Parties hereto.

8.11  INTERIM PERIOD

      Notwithstanding that the within purchase and sale transaction will be closed and completed on a date following the Reference Time, the Parties acknowledge and agree that as between the Parties such transaction is being treated as taking effect as of the Reference Time, such that the Purchaser will receive the benefit of the Shares as of the Reference Time and that from and after the Reference Time and as between the Parties (upon the execution hereof) the Purchaser will be treated as the beneficial owner of the Shares, and the Company is entitled to all income and profits derived from or in connection with the Assets from and after the Reference Time. The Vendor hereby acknowledges that upon execution hereof it has held the Shares as bare trustee only for and on behalf of the Purchaser and shall account to the Purchaser in respect thereof pursuant to the terms of this Agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


Vendor:


______________________________            _____________________________________
Witness                                   LARRY MCMINN

                                          GEOCAN ENERGY INC.


                                          Per:_________________________________



                                          Per:_________________________________



                                  SCHEDULE "A"


                attached to and forming part of a Share Purchase
                Agreement made as of the 1st day of October, 2000
                         between Larry McMinn, as Vendor
                      and GEOCAN Energy Inc., as Purchaser



================================================================================


                                     PART I

                                LANDS AND LEASES


                                                                   COMPANY'S
             LEASE                         LANDS                WORKING INTEREST                ENCUMBRANCES
             -----                         -----                ----------------                ------------
DEVA
Alberta Crown PNG                SW 1/4 16-45-1-W4M         10%                      (a)   Crown Royalty; and
Lease No. 0485110052             from base Viking to                                 (b)   5% Gross Overriding
                                 base Mannville                                            Royalty

STAPLEHURST
Alberta Crown PNG                NE 1/4 24-50-1-W4M         12.5% Before             (a)   Crown Royalty; and
Lease No. 0497100414             to basement                Payout                   (b)   Convertible (5% - 15%)
                                                            8.125% After                   Overriding Royalty
                                                            Payout

                                  SCHEDULE "A"


                attached to and forming part of a Share Purchase
                Agreement made as of the 1st day of October, 2000
                         between Larry McMinn, as Vendor
                      and GEOCAN Energy Inc., as Purchaser



================================================================================


                                     PART II

                                   FACILITIES

                                  SCHEDULE "A"


                attached to and forming part of a Share Purchase
                Agreement made as of the 1st day of October, 2000
                         between Larry McMinn, as Vendor
                      and GEOCAN Energy Inc., as Purchaser


================================================================================


                                    PART III

                                      WELLS


      TCRL Deva   102/03-16-045-01 W4M

      Timberwolf/Lloydminster 14A-24-50-1 W4M

                                  SCHEDULE "B"

                attached to and forming part of a Share Purchase
                Agreement made as of the 1st day of October, 2000
                         between Larry McMinn, as Vendor
                      and GEOCAN Energy Inc., as Purchaser


================================================================================



                          WORKING CAPITAL ADJUSTMENTS

2.2.1 PURCHASE PRICE ADJUSTMENT: The Basic Purchase Price shall be increased or decreased, as the case may be, by the amount of the value of Working Capital as at the Reference Time as finally determined in accordance with this Schedule "B", including as a current liability, the amount of any Tax payable as determined in the Notional Tax Return.

2.2.2 ESTIMATED WORKING CAPITAL: Three (3) Business Days prior to the Closing Date, the Vendor shall, at the Vendor's cost and expense, prepare a trial balance for the Company, estimating the Working Capital as at the Reference Time (the "Estimated Working Capital"). For purposes of closing, the Basic Purchase Price shall be increased or decreased, as the case may be, on the basis contemplated in Section 2.2.1 utilizing the Estimated Working Capital.

2.2.3 WORKING CAPITAL REPORT: As soon as is practicable following the Closing Date, the Purchaser shall cause the Company to obtain all documentation necessary to complete preparation of the Company's financial statements as at the Closing Date. Forthwith thereupon, the Vendor shall, on behalf of the Company, at the Vendor's cost and expense, prepare a final statement of Working Capital as at the Reference Time (the "Working Capital Report") as well as the Company's financial statements as at the Closing Date and to report thereon to the Purchaser as soon as practicable, and in any event not later than 30 days following the Closing Date. The Purchaser shall be entitled, at its sole cost and expense, to review and have its accountants and its employees review the working papers prepared by the Vendor for the Working Capital Report and to comment thereon as the Purchaser deems appropriate. Any dispute arising between the Vendor and the Purchaser as to the determination of Working Capital set forth in the Working Capital Report or the Notional Tax Return shall be settled by arbitration in accordance with the provisions of Section 2.2.7.

2.2.4 PAYMENTS. Upon receipt of the Working Capital Report and the determination of Working Capital thereunder:

        (a) if Working Capital exceeds Estimated Working Capital, then the Purchaser shall, within 10 days of completion of the Working Capital Report, pay an amount equal to the difference between such amounts to Vendor together with interest on the amount of such difference calculated at the Prime Rate plus one percent (1%) from and including the Closing Date to and including the day prior to the date of payment; and

        (b) if Working Capital is less than Estimated Working Capital, then the Vendor shall within 10 days of completion of the Working Capital Report, pay an amount equal to the difference between such amounts to the Purchaser, together with interest on the amount of such difference calculated at the Prime Rate plus one percent (1%) from and including the Closing Date to and including the day prior to the date of payment.

2.2.5 FURTHER ACCOUNTING AND ADJUSTMENTS. The Parties foresee that certain adjustments with respect to Working Capital may be necessary from time to time after the 30-day period referred to in Section 2.2.3, including, but not limited to:

        (a) any amounts which are to be paid to the Company or the Purchaser at any time after the Closing Date out of or in any way relating to royalty calculations in respect of the Petroleum and Natural Gas Rights;

        (b) matters relating to Company's Taxes for any taxation period or deemed taxation period ending on or before Reference Time; and

        (c) any matters which the Purchaser or the Vendor have given notice to the other within the said 30-day period.

        Each of the Parties agrees to co-operate fully in calculating and confirming the amount of any payment that may be necessary as a result of such adjustments and agrees to make payment in such event. In this respect, any adjustments to Working Capital occurring more than 30 days after Closing Date shall be made as they occur and payment shall, in accordance with Section 2.2.4, be made with respect thereto within 15 days of each such adjustment being determined and notice thereof being given by one Party to the other Party. Any amount of interest and penalties payable by or to Third Parties, in respect of any adjustments under this paragraph, shall also be adjusted between the Vendor and the Purchaser as they occur and payment made within such 15-day period. Interest on the amount of such adjustment (including amounts, if any, for interest and penalties) calculated at the Prime Rate plus one percent (1%) from and including the date one Party receives notice of the adjustment from the other Party to and including the day prior to the date of payment, shall be payable to the Party entitled to the adjustments. No adjustment shall be made to Working Capital pursuant to this Schedule after one year following the Closing Date (four years following the Closing Date for Taxes), except where a Party shall have given written notice of its claim, with reasonable particulars, to the other prior to the expiry of such one year period, objecting to the determination of Working Capital, which notice shall also include the reasons for the objection. Any dispute arising between Vendor and Purchaser as to adjustments shall be settled by arbitration in accordance with the provisions of Section 2.2.7.

2.2.6 Adjustment Principles: For greater certainty, the following principles shall be employed in any determination of Working Capital or any adjustment required thereto in accordance with this Schedule:

        (a) Subject to other provisions of this Section 2.2.6, all benefits, income, costs and expenses of every kind and nature relating to the Assets, including, without limitation, maintenance, capital and operating costs, processing fees, lease rentals and the proceeds from the sale of production, shall be determined as of the Reference Time on an accrual basis (and in respect of Taxes as set forth in the Notional Tax Return, as of the Reference Time) and, without limiting the generality of the foregoing:

              (i) adjustments for costs or work performed and goods supplied in connection with the operation and development of the Assets shall be made on the basis of the date upon which the work was performed or the goods were supplied;

              (ii) adjustments for revenues from the sale of production shall be made on the basis of the date of production; and

              (iii) adjustments for royalty payments and expenses relating to or from the sale of production shall be made on the basis of the date of production.

         (b) The Basic Purchase Price shall be adjusted upwards by an amount equal to the market value of Petroleum Substances attributable to the Assets which Petroleum Substances have been sold prior to the Reference Time and for which the Company has not received full payment, plus an amount equal to the market value of Petroleum Substances attributable to the Assets which Petroleum Substances have been produced but not sold prior to the Reference Time.

         (c) The Vendor and the Purchaser, at its own cost, and its authorized representatives, shall have the right exercisable upon 15 days' written notice to the other, to examine, copy and audit the records of the other and the Company that are relevant to effecting the adjustments pursuant to this Schedule. The rights hereunder shall survive for all matters for a period of two years from the Closing Date and for Tax matters a period of four years from the Closing Date.

2.2.7 ARBITRATION. If the Parties fail to reach agreement as to the calculation or determination of Working Capital or the Notional Tax Return pursuant to this Schedule, or otherwise as provided in the Agreement, the matter in dispute shall be resolved by a single arbitrator pursuant to the provisions of The Arbitration Act (R.S.A.). In making a determination as to the amount of the proposed adjustments to the Basic Purchase Price, the Working Capital or the Notional Tax Return, the arbitrator shall hear submissions from one individual as representative of the Vendors (as a group) and the Purchaser, respectively, as to their respective determinations of the proposed Basic Purchase Price adjustment, the Working Capital or the Notional Tax Return and then the arbitrator shall choose either the determination of the proposed Basic Purchase Price adjustment, the Working Capital or the Notional Tax Return by the Vendors or the determination of the proposed Basic Purchase Price adjustment, the Working Capital or the Notional Tax Return by the Purchaser. The arbitrator shall have access to the working papers prepared by each of the Vendors and the Purchaser relating to their respective determinations of Working Capital and the Notional Tax Return. Any decision of the arbitrator pursuant to this Agreement shall be final and binding on the Parties and shall not be subject to review. All costs of the arbitration shall be borne by the Vendors as to one-half and the Purchaser as to one-half.

                                  SCHEDULE "C"


                attached to and forming part of a Share Purchase
                Agreement made as of the 1st day of October, 2000
                         between Larry McMinn, as Vendor
                      and GEOCAN Energy Inc., as Purchaser


================================================================================


                              FINANCIAL STATEMENTS

                                  SCHEDULE "D"


                attached to and forming part of a Share Purchase
                Agreement made as of the 1st day of October, 2000
                         between Larry McMinn, as Vendor
                      and GEOCAN Energy Inc., as Purchaser


================================================================================



                               NOTIONAL TAX RETURN